[Deutsche Asset Management logo omitted]

Mutual Fund
Annual Report
March 31, 2000
[Graphic Omitted]

BT Investment Lifecycle Long Range Fund
BT Investment Lifecycle Mid Range Fund
BT Investment Lifecycle Short Range Fund

[Deutsche Bank Group logo omitted]

Lifecycle Funds
-------------------------------------------------------------------------------
TABLE OF CONTENTS

LETTER TO SHAREHOLDERS ..................................................   3

LIFECYCLE FUNDS

   Statements of Assets and Liabilities .................................  12
   Statements of Operations .............................................  13
   Statements of Changes in Net Assets ..................................  14
   Financial Highlights .................................................  17
   Notes to Financial Statements ........................................  20
   Report of Independent Accountants ....................................  22
   Tax Information ......................................................  22

ASSET MANAGEMENT PORTFOLIOS

   Schedule of Portfolio Investments ....................................  23
   Statements of Assets and Liabilities .................................  50
   Statements of Operations .............................................  51
   Statements of Changes in Net Assets ..................................  52
   Financial Highlights .................................................  55
   Notes to Financial Statements ........................................  56
   Report of Independent Accountants ....................................  61

                         --------------------------
         The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank. The Fund is subject to investment risks, including possible loss of principal amount invested.
                         --------------------------

--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

We are pleased to present you with this annual report for the BT Investment Lifecycle Long Range Fund, Mid Range Fund, and Short Range Funds (the "Funds"), providing a review of the markets, the Portfolios, and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolios' holdings.

MARKET ACTIVITY

Volatility remained high in the world's financial markets during the annual period due largely to global fears of rising inflation and interest rates in the U.S. Developments can be divided into two distinctly different periods -- pre- and post-millennium.

oEquity indices, for example, for the U.S., Japan, the United Kingdom, Germany and France all finished 1999 at twelve-month highs after a dramatic December rally, only to fall into low single-digit or negative territory in the first quarter of the year 2000.

oConversely,  U.S.  fixed  income  yields  increased  in reaction to the Federal
 Reserve Board's three interest rate hikes in 1999, causing negative returns. Then, in the first quarter of 2000, even with two more rate hikes by the Fed, long-term Treasury yields rallied primarily reflecting the dramatic shrinkage in supply.

oHeadline inflation in the U.S. picked up, but this largely was due to a spike in oil prices. Underlying measures of inflation stayed tame, as increases in labor compensation continued to fail to outstrip productivity gains, despite drum-tight labor markets.

U.S. EQUITIES

U.S. equity markets gyrated wildly over the fiscal period, with investor sentiment toward technology issues experiencing especially sharp fluctuations. o The S&P 500 Index appreciated in excess of 20% for a record 5th consecutive year in 1999. Never before in recorded history have U.S. stocks achieved this total return level more than two years in a row.

 -A combination of strong domestic economic growth and impressive corporate earnings gains-with minimal inflation-positively influenced the market and also combined to drive equity valuations to historically high levels despite a rising interest rate environment.

 -The S&P 500 Index was bolstered primarily by a technology sector-driven rally in the fourth quarter of 1999.

 -The Russell 2000 Index, which measures small cap equities, outperformed the S&P 500 Index on an annual basis for the first time in five years, as investors sought the lower valuations of small cap growth stocks.

oOnce the new year began, we witnessed sharp corrections in all segments of the equity market except for technology and utility stocks.

 -The equity markets as a whole experienced their worst January since 1990 and the fourth worst since 1947. February was not much better.

 -The investor preference shift toward smaller and mid capitalization names continued into the early months of the year 2000.

 -Market volatility intensified in March on fears of further interest rate increases by the Federal Reserve Board as well as valuation concerns in the technology and biotechnology areas.

 -Still,  the overall U.S. stock market,  as measured by the Wilshire 5000 Total
  Market Index, continued to gain ground in the first quarter of 2000, and is still about 20% above its year-ago levels, suggesting that households have plenty of equity wealth left to fuel consumption.

U.S. BONDS

Following the two interest rate hikes over the summer of 1999 for a total of 0.50%, the Federal Reserve Board raised rates three more times -- on November 16, February 2 and March 21 -- for a total of another 0.75%. Overall for the fiscal year, this caused U.S. fixed income yields to increase.

oYields on corporate, mortgage-backed and asset-backed securities continued to rise and as of March 31, 2000 had fully reversed the declines seen during the global crisis of 1997/98.

oTreasury yields increased by a range of 0.30% to 1.50% over the twelve month period depending on yield curve positioning. However, Treasury yields actually decreased by 0.40% to 0.65% at the longer end of the curve during the first quarter of 2000. This rally was primarily due to the perceived scarcity value of these securities. The U.S. Treasury had announced their decision during the quarter to reduce the number of auctions held and to institute a buyback program, whereby the U.S. Treasury would buy back its own 30-year issues with budget surplus monies.

oMunicipal yields moved in tandem with U.S. Treasuries, though these securities moved within a narrower band.

INTERNATIONAL MARKETS

Most of the world's developed equity markets followed the same path as the U.S. equity market, reaching new highs in 1999 and suffering declines in the first quarter of 2000.

oFor example, 15 of the 20 MSCI EAFE Index markets posted gains for the annual period ended December 31,

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                                       3

Lifecycle Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

1999 in U.S. dollar terms, and twelve had double-digit returns. The major story of 1999 was the rather significant market rotations in the EAFE markets, as Asian and Pacific Rim markets outpaced European markets. The three biggest influences on international equity market performance were the stunning reversal of the Japanese equity market, the introduction of the Euro, and the global markets' focus on U.S. Federal Reserve Board interest rate policy.

oFor the first three months of the year 2000, Europe was up only 0.14%, Japan was up only 0.90%, and the Pacific ex-Japan was down 6.52%. Still, economic growth continued to improve globally, and recent exponential growth of the technology industry continued to impact equity investments worldwide.

Primarily due to increases in interest rates by the U.S. Federal Reserve Board as well as by the European Central Bank, international bond yields were generally higher.

CASH

The U.S. dollar strengthened over the annual period against most of the world's major currencies.

                              CUMULATIVE TOTAL RETURNS                   AVERAGE ANNUAL TOTAL RETURNS

   Periods ended              Past 1     Past 3     Past 5      Since     Past 1     Past 3    Past 5       Since
   March 31, 2000               year      years      years  inception       year      years     years   inception

   BT Investment Lifecycle
   Long Range Fund(1)
   (inception 11/16/93)       13.46%     70.55%    131.91%    139.30%     13.46%     19.48%    18.32%      14.68%

 Asset Allocation Index--
   Long Range(2)
   (since 11/30/93)           11.09%     63.98%    125.46%    144.46%     11.09%     17.92%     17.66%     15.16%

 Lipper Flexible Portfolio
   Average(3)
   (since 11/30/93)           14.76%     58.93%    116.49%   133.42%      14.76%     16.42%     16.43%     14.02%
-----------------------------------------------------------------------------------------------------------------

 BT Investment Lifecycle
   Mid Range Fund(1)
   (inception 10/14/93)        9.80%     52.74%     94.65%     94.68%     9.80%      15.17%    14.25%      10.86%

 Asset Allocation Index--
   Mid Range(2)
   (since 10/31/93)            8.20%     46.66%     88.77%    100.31%      8.20%     13.61%     13.55%     11.43%

 Lipper Flexible Portfolio
   Average(3)
   (since 10/31/93)           14.76%     58.93%    116.49%   129.94%      14.76%     16.42%     16.43%     13.56%
-----------------------------------------------------------------------------------------------------------------
 BT Investment Lifecycle
   Short Range Fund(1)
   (inception 10/15/93)          5.76%   35.26%     62.14%     61.36%      5.76%     10.59%    10.15%       7.69%

 Asset Allocation Index--
   Short Range(2)
   (since 10/31/93)              5.28%   30.66%     57.32%     64.57%      5.28%      9.32%     9.49%       8.07%

 Lipper Income Average(3)
   (since 10/31/93)              6.60%   34.25%     79.77%     85.80%      6.60%     10.19%    12.23%       9.90%

1PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.Performance figures assume reinvestment of dividends and capital gain distributions. During the period the Fund waived certain fees and expenses.Had these fees and expenses not been waived, the Fund's return would have been lower.
2Indices  are  unmanaged,  and  investments  cannot be made in an  index.  Asset
 Allocation Index-Long Range is comprised of 55% of the S&P 500 Index, 35% of the Salomon Broad Investment Grade Bond Index, and 10% of the T-Bill 3-Month Index. Asset Allocation Index-Mid Range is comprised of 35% of the S&P 500 Index, 45% of the Salomon Broad Investment Grade Bond Index, and 20% of the T-Bill 3-Month Index. Asset Allocation Index-Short Range is comprised of 15% of the S&P 500 Index, 55% of the Salomon Broad Investment Grade Bond Index, and 30% of the T-Bill 3-Month Index. The S&P 500 Index is an index of common stock in industry, transportation, and financial and public utility companies. The Salomon Broad Investment Grade Index covers an all inclusive universe of institutionally traded U.S.Treasury, Agency, Mortgage and Corporate securities.
3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.These figures do not reflect sales charges.

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                                       4

Lifecycle Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

INVESTMENT REVIEW

All three Lifecycle Funds outperformed their respective benchmarks for the annual period ended March 31, 2000, and each underperformed its category average. This relative performance was due primarily to the Funds' overweighting of equities, underweighting of U.S. fixed income and overweighting of our cash position as compared to the benchmark allocation throughout the twelve months. Our model's assessment of a wide variety of factors supported the Funds' allocation.

The drivers behind the equity overweighting, and within that the overweighting of foreign equities and underweighting of U.S. equities, were a combination of three fundamental variables. Namely, these were dividend yield, the trend in global long-term interest rates, and commodity price changes, which together had a negative effect on domestic equity expected returns and a positive effect on expected returns for almost all international equity markets we forecast.

The bond position was underweighted on the basis of both expected inflation measures and the trend in global long-term interest rates. Rising commodity prices negatively affected the bond market and contributed to our decision to underweight this asset class, but higher oil prices in particular positively impacted international equity markets.

oBT Investment Lifecycle Long Range Fund's asset weightings were 48% in equities, 31% in bonds, and 21% in cash and other short-term instruments as of March 31, 2000.

oBT Investment Lifecycle Mid Range Fund's asset weightings were 33% in equities, 44% in bonds, and 23% in cash and other short-term instruments as of March 31, 2000.

oBT Investment Lifecycle Short Range Fund's asset weightings were 14% in equities, 52% in bonds, and 34% in cash and other short-term instruments as of March 31, 2000.

MANAGER OUTLOOK

GOING FORWARD, THE OUTLOOK FOR U.S. FINANCIAL MARKETS HINGES MOST CRUCIALLY ON HOW THE INEVITABLE REBALANCING OF SUPPLY AND DEMAND IN THE U.S. ECONOMY WILL ULTIMATELY PLAY OUT. We believe that it is going to take some combination of higher interest rates and softer equity markets to cool demand. Our view is that the Federal Reserve Board will likely raise interest rates another 0.50%. This, along with rather flat equity markets over the balance of the year, should succeed in slowing demand growth by late this year or early in 2001 to a rate at, or slightly below, the economy's supply potential. Such a "soft landing" would ease pressures on resources, keep inflation from picking up too much, and gradually turn around the widening current account deficit.

PROVIDED THE COOLING IN U.S. GROWTH IS MODEST AND ORDERLY, THE REST OF THE WORLD SHOULD TAKE IT IN STRIDE.

oIn Europe, we believe the opportunities created by Economic Monetary Union will continue to ripple through the various participating nations' economies.

oFollowing Japan's best annual stock market performance since 1986 this past year, global investors, still underweight in this market, may continue to provide positive price pressure in 2000, as Japan continues to seek to control costs, improve productivity, and increase the viability of its banks.

oOutside of Australia and New Zealand, the rest of developed Asia may, in our view, increasingly look to the U.S. in the months ahead, both as a market for its exports as well as an economic bellwether, especially given the strong links between their currencies and the dollar.

THE KEY RISK TO THIS RATHER POSITIVE OUTLOOK IS THAT U.S. DOMESTIC DEMAND FAILS TO MODERATE IN A SMOOTH, TIMELY FASHION. Instead, it keeps galloping ahead, exacerbating the supply/demand imbalance, stretching domestic resources even more and further increasing the economy's reliance on foreign production. Inflation pressures would presumably mount, and foreign investors might grow wary of their burgeoning claims on U.S. assets. As a result, the ultimate adjustment in U.S. financial markets needed to restore equilibrium would be much more severe, and could possibly imperil the U.S. expansion, with potentially serious repercussions for the rest of the world.

Given this outlook, we believe the Funds' disciplined, model-driven investment strategy and top holdings in the global equity markets' supporting pillar, namely the technology sector, position the portfolios well. We will, of course, continue to closely observe economic conditions and how they affect the financial markets, as we seek to achieve the Funds' objective.

We value your ongoing support of the Lifecycle Funds and look forward to continuing to serve your investment needs in the years ahead.

/S/SIGNATURE ROBERT WANG

                                   Robert Wang
                            Portfolio Manager of the
                                 LIFECYCLE FUNDS
                                 March 31, 2000

--------------------------------------------------------------------------------

BT Investment Lifecycle Long Range Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

PORTFOLIO DIVERSIFICATION
 By Asset Class as of March 31, 2000
 (percentages are based on market value of total investments)

[graph omitted]
plot points as follows:

Stocks   Bond     Short Term Instruments
48       31       21

This chart shows the Fund's investment exposure to different asset classes (i.e. stocks, bonds and short term instruments) based on the risk characteristics of the asset class rather than the actual instrument. For example, the Fund may buy or sell a futures contract to increase or decrease the Fund's exposure to the stock market.

FIVE LARGEST COMMON STOCK HOLDINGS
(percentages are based on market value of total investments)

Microsoft Corp. ................................ 2.03%

Cisco Systems .................................. 1.93

General Electric ............................... 1.86

Intel Corp. .................................... 1.60

Exxon Mobil Corp. .............................. 0.99

FIVE LARGEST FIXEDINCOMESECURITIES
(percentages are based on market value of total investments)

U.S. Treasury Bond, 8.125%, 8/15/19 ............ 2.43%

FHLMC Gold, 7.00%, 6/1/09 ...................... 1.64

U.S. Treasury Note, 6.625%, 3/31/02 ............ 1.54

Citibank Credit Card Master Trust,
   6.65%, 11/15/06 ............................. 1.19

U.S. Treasury Bond, 8.75%, 5/15/17 ............. 1.08

OBJECTIVE

Seeks high total return with reduced risk over the long term by investing in stocks, bonds and short term instruments.

INVESTMENT INSTRUMENTS

Primarily common stocks, corporate and government issued intermediate- to long-term bonds, various government agency issued asset-backed securities, and all types of domestic and foreign securities and money market instruments.

--------------------------------------------------------------------------------

BT Investment Lifecycle Long Range Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

[graph omitted]
plot points as follows:

         LIFECYCLE           ASSET ALLOCATION INDEX
       LONG RANGE FUND - $       LONG RANGE - $            S&P 500 INDEX - $
Nov-93   10000                     10000                     10000
Mar-94   9680                      9789                      9737
Sep-94   9698                      10082                     10256
Mar-95   10319                     10843                     11253
Sep-95   11479                     12256                     13308
Mar-96   12321                     13180                     14867
Sep-96   13074                     13889                     16014
Mar-97   14032                     14908                     17813
Sep-97   16686                     17432                     22490
Mar-98   18759                     19400                     26363
Sep-98   18492                     19192                     24524
Mar-99   21092                     21296                     31229
Sep-99   21182                     22106                     31342
Mar-00   23930                     24446                     36479


        Average Annual Total Return for the Periods Ended March 31, 2000

            One Year 13.46% Five Year 18.32% Since 11/16/93(1) 14.68%

(1) The Fund's  inception  date.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The S&P 500 Index is an indicator of general market performance. Indices are unmanaged and investments may not be made in an index. Performance figures assume the reinvestment of dividends and capital gain distributions. During the period, the Fund waived certain fees and expenses. Benchmark returns are for the period beginning November 30, 1993.

--------------------------------------------------------------------------------

BT Investment Lifecycle Mid Range Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

PORTFOLIO DIVERSIFICATION
By Asset Class as of March 31, 2000
(percentages are based on market value of total investments)

 [graph omitted]
 plot points as follows:

Stocks   Bonds     Short Term Instruments
33       44          23

This chart shows the Fund's investment exposure to different asset classes (i.e. stocks, bonds and short term instruments) based on the risk characteristics of the asset class rather than the actual instrument. For example, the Fund may buy or sell a futures contract to increase or decrease the Fund's exposure to the stock market.

FIVE LARGEST COMMON STOCK HOLDINGS
(percentages are based on market value of total investments)

Microsoft Corp. ................................ 1.40%

Cisco Systems .................................. 1.33

General Electric ............................... 1.28

Intel Corp. .................................... 1.11

Exxon Mobil Corp. .............................. 0.69

FIVE LARGEST FIXEDINCOMESECURITIES
(percentages are based on market value of total investments)

U.S. Treasury Bond, 8.125%, 8/15/19 ............ 4.72%

FHLMC, 6.50%, 7/1/29 ........................... 2.65

FHLMC Gold, 7.00%, 6/1/09 ...................... 2.28

U.S. Treasury Note, 6.625%, 3/31/02 ............ 2.05

Citibank Credit Card Master Trust,
   6.65%, 11/15/06 ............................. 1.85

OBJECTIVE
Seeks capital growth, current income and growth of income consistent with reasonable investment risk.

INVESTMENT INSTRUMENTS
Primarily common stocks, corporate and government issued intermediate- to long-term bonds, various government agency issued asset-backed securities, and all types of domestic and foreign securities and money market instruments.

--------------------------------------------------------------------------------

BT Investment Lifecycle Mid Range Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

[graph omitted]
   plot points as follows:

            LIFECYCLE        ASSET ALLOCATION INDEX
         MID RANGE FUND - $      MID RANGE - $                S&P 500 INDEX - $
Oct-93   10000                     10000                         10000
Mar-94   9503                      9766                          9644
Sep-94   9515                      9971                          10158
Mar-95   10002                     10611                         11145
Sep-95   10876                     11724                         13180
Mar-96   11466                     12396                         14724
Sep-96   12040                     12934                         15861
Mar-97   12746                     13658                         17642
Sep-97   14662                     15388                         22275
Mar-98   16101                     16705                         26111
Sep-98   16336                     16912                         24290
Mar-99   17731                     18512                         30932
Sep-99   17856                     18624                         31043
Mar-00   19468                     20031                         36479

        Average Annual Total Return for the Periods Ended March 31, 2000

            One Year 9.80% Five Year 14.25% Since 10/14/93(1) 10.86%

--------------------------------------------------------------------------------
1 The Fund's inception date.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The S&P 500 Index is an indicator of general market performance. Indices are unmanaged and investments may not be made in an index. Performance figures assume the reinvestment of dividends and capital gain distributions. During the period, the Fund waived certain fees and expenses. Benchmark returns are for the period beginning October 31, 1993.

--------------------------------------------------------------------------------

BT Investment Lifecycle Short Range Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

PORTFOLIO DIVERSIFICATION
By Asset Class as of March 31, 2000
(percentages are based on market value of total investments)

 [graph omitted]
 plot points as follows:

Stocks   Bonds     Short Term Instruments
14       52         34

This chart shows the Fund's investment exposure to different asset classes (i.e. stocks, bonds and short term instruments) based on the risk characteristics of the asset class rather than the actual instrument. For example, the Fund may buy or sell a futures contract to increase or decrease the Fund's exposure to the stock market.

FIVE LARGEST COMMON STOCK HOLDINGS
(percentages are based on market value of total investments)

Microsoft Corp. ................................ 0.58%

Cisco Systems .................................. 0.55

General Electric ............................... 0.50

Intel Corp. .................................... 0.43

Exxon Mobil Corp. .............................. 0.27

FIVE LARGEST FIXEDINCOMESECURITIES
(percentages are based on market value of total investments)

U.S. Treasury Bond, 8.125%, 8/15/19 ............ 5.27%

U.S. Treasury Note, 6.625%, 3/31/02 ............ 4.48

FHLMC Gold, 7.00%, 6/1/09 ...................... 2.96

FGLMC, 6.50%, 7/21/29 .......................... 2.54

Citibank Credit Card Master Trust,
   6.65%, 11/15/06 ............................. 2.30

OBJECTIVE
Seeks high current income consistent with conservation of capital.

INVESTMENT INSTRUMENTS
Primarily common stocks, corporate and government issued intermediate- to long-term bonds, various government agency issued asset-backed securities, and all types of domestic and foreign securities and money market instruments.

--------------------------------------------------------------------------------

BT Investment Lifecycle Short Range Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

[graph omitted]
   plot points as follows:

            LIFECYCLE         ASSET ALLOCATION INDEX
        SHORT RANGE FUND - $     SHORT RANGE - $             S&P 500 INDEX - $
Oct-93   10000                      10000                      10000
Mar-94   9654                       9818                       9644
Sep-94   9580                       9935                       10158
Mar-95   9951                       10461                      11145
Sep-95   10635                      11297                      13180
Mar-96   11014                      11742                      14724
Sep-96   11427                      12128                      15861
Mar-97   11929                      12595                      17642
Sep-97   13236                      13664                      22275
Mar-98   14158                      14463                      26111
Sep-98   14775                      14966                      24290
Mar-99   15256                      15631                      30932
Sep-99   15272                      15744                      31043
Mar-00   16136                      16457                      36479

        Average Annual Total Return for the Periods Ended March 31, 2000

             One Year 5.76% Five Year 10.15% Since 10/15/93(1) 7.69%

--------------------------------------------------------------------------------
(1) The Fund's inception date.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The S&P 500 Index is an indicator of general market performance. Indices are unmanaged and investments may not be made in an index. Performance figures assume the reinvestment of dividends and capital gain distributions. During the period, the Fund waived certain fees and expenses. Benchmark returns are for the period beginning October 31, 1993.

--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES

                                                                              AS OF MARCH 31, 2000
                                                                  LONG RANGE        MID RANGE      SHORT RANGE

ASSETS
   Investment in Portfolio, at Value(1) ........................ $166,977,145      $98,827,825      $37,691,520
   Receivable for Shares of Beneficial Interest Subscribed .....      226,252           71,198           60,864
   Due from Bankers Trust ......................................           --               --           20,857
   Prepaid Expenses and Other ..................................        8,300            6,713            7,072
                                                                 ------------      -----------      -----------
Total Assets ...................................................  167,211,697       98,905,736       37,780,313
                                                                 ------------      -----------      -----------
LIABILITIES

   Due to Bankers Trust ........................................       85,158           18,221               --
   Payable for Shares of Beneficial Interest Redeemed ..........      204,358          255,779           58,366
   Accrued Expenses and Other ..................................       26,670           21,670           27,107
                                                                 ------------      -----------      -----------
Total Liabilities ..............................................      316,186          295,670           85,473
                                                                 ------------      -----------      -----------
NET ASSETS ..................................................... $166,895,511      $98,610,066      $37,694,840
                                                                 ============      ===========      ===========
COMPOSITION OF NET ASSETS

   Paid-in Capital ............................................. $138,769,184      $88,170,710      $36,745,110
   Undistributed (Distribution in Excess of)
     Net Investment Income .....................................      168,779           75,012         (163,914)
   Accumulated Net Realized Gain from Investment,
     Foreign Currency, Forward Foreign Currency and

     Futures Contracts .........................................   16,136,002        5,322,779          553,192
   Net Unrealized Appreciation on Investment, Foreign
     Currency, Forward Foreign Currency and

     Futures Contracts .........................................   11,821,546        5,041,565          560,452
                                                                 ------------      -----------      -----------
NET ASSETS ..................................................... $166,895,511      $98,610,066      $37,694,840
                                                                 ============      ===========      ===========
SHARES OUTSTANDING ($0.001 par value per share,
 unlimited number of shares of beneficial interest authorized) .   12,039,430        8,663,476        3,575,539
                                                                 ============      ===========      ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE

  (net assets divided by shares outstanding) ................... $      13.86      $     11.38      $     10.54
                                                                 ============      ===========      ===========

--------------------------------------------------------------------------------
1 Allocated from Asset Management  Portfolio,  Asset Management Portfolio II and
  Asset Management Portfolio III, respectively.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

                                                                       FOR THE YEAR ENDED MARCH 31, 2000
                                                                 LONG RANGE        MID RANGE       SHORT RANGE

INVESTMENT INCOME
   Income, net(1) ............................................  $ 4,352,561      $3,213,534        $1,730,723
                                                                -----------      ----------        ----------
EXPENSES
   Administration and Services Fees ..........................    1,045,789         608,081           280,784
   Professional Fees .........................................       29,863          25,363            33,762
   Registration Fees .........................................       25,825          23,251            15,677
   Printing and Shareholder Reports ..........................       18,034          12,168            17,870
   Trustees Fees .............................................        4,912           4,462             4,489
   Miscellaneous .............................................        4,781           4,280             4,244
                                                                -----------      ----------        ----------
Total Expenses ...............................................    1,129,204         677,605           356,826
Less: Fee Waivers or Expense Reimbursements ..................     (485,641)       (303,402)         (182,459)
                                                                -----------      ----------        ----------
Net Expenses .................................................      643,563         374,203           174,367
                                                                -----------      ----------        ----------
NET INVESTMENT INCOME ........................................    3,708,998       2,839,331         1,556,356
                                                                -----------      ----------        ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
   FOREIGN CURRENCIES, FORWARD FOREIGN CURRENCY
   AND FUTURES CONTRACTS
   Net Realized Gain (Loss) from:
      Investment Transactions ................................   13,258,295       2,478,330           569,274
      Foreign Currency Transactions ..........................   (1,026,068)       (697,516)           26,210
      Forward Foreign Currency Transactions ..................     (389,865)       (223,635)         (373,280)
      Futures Transactions ...................................    6,538,992       4,443,118           933,269
      Net Change in Unrealized Appreciation/Depreciation on
         Investment, Foreign Currency, Forward Foreign
         Currency and Futures Contracts ......................   (1,227,450)        597,643          (563,439)
                                                                -----------      ----------        ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT, FOREIGN
   CURRENCIES, FORWARD FOREIGN CURRENCY AND
   FUTURES CONTRACTS .........................................   17,153,904       6,597,940           592,034
                                                                -----------      ----------        ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ...................  $20,862,902      $9,437,271        $2,148,390
                                                                ===========      ==========        ==========

-------------------------------------------------------------------------------------------------------------
1 Allocated from Asset Management  Portfolio,  Asset Management Portfolio II and
Asset Management Portfolio III, respectively.

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

Lifecycle Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

LONG RANGE
                                                                              FOR THE YEARS ENDED MARCH 31,
                                                                               2000                   1999

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net Investment Income ................................................   $ 3,708,998             $ 3,529,713
   Net Realized Gain from Investment, Foreign Currencies,
      Forward Foreign Currency and Futures Transactions .................    18,381,354               6,409,726
   Net Change in Unrealized Appreciation/Depreciation on Investment,
      Foreign Currencies, Forward Foreign Currency and
      Futures Contracts .................................................    (1,227,450)              5,325,283
                                                                            -----------             -----------
Net Increase in Net Assets from Operations ..............................    20,862,902              15,264,722
                                                                            -----------             -----------
DISTRIBUTIONS TO SHAREHOLDERS
   Net Investment Income ................................................    (2,891,082)             (3,834,208)
   Net Realized Gain from Investment Transactions .......................    (1,362,641)            (26,078,487)
   Distributions in Excess of Net Realized Gain                                      --              (2,757,601)
                                                                            -----------             -----------
Total Distributions .....................................................    (4,253,723)            (32,670,296)
                                                                            -----------             -----------
CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Proceeds from Sales of Shares ........................................    78,743,860              56,216,194
   Dividend Reinvestments ...............................................     4,276,820              55,176,469
   Cost of Shares Redeemed ..............................................   (66,284,338)            (99,238,072)
                                                                            -----------             -----------
Net Increase from Capital Transactions in Shares of Beneficial Interest .    16,736,342              12,154,591
                                                                            -----------             -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS .................................    33,345,521              (5,250,983)
NET ASSETS
   Beginning of Year ....................................................   133,549,990             138,800,973
                                                                            -----------             -----------
   End of Year (Including undistributed (distributions in excess of) net
      investment income of $168,779 and ($2,278,005), respectively.) ....  $166,895,511            $133,549,990
                                                                           ============            ============


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

MID RANGE

                                                                              FOR THE YEARS ENDED MARCH 31,
                                                                               2000                   1999

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

   Net Investment Income ................................................ $  2,839,331            $  2,403,852
   Net Realized Gain from Investment, Foreign Currencies,
     Forward Foreign Currency and Futures Transactions ..................    6,000,297               3,365,054
   Net Change in Unrealized Appreciation/Depreciation on Investment,
     Foreign Currencies, Forward Foreign Currency and
     Futures Contracts ..................................................      597,643               2,598,491
                                                                          ------------            ------------
Net Increase in Net Assets from Operations ..............................    9,437,271               8,367,397
                                                                          ------------            ------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net Investment Income ................................................   (2,051,848)             (2,844,361)
   Net Realized Gain from Investment Transactions .......................     (113,956)            (15,354,490)
   Distributions in Excess of Net Realized Gain .........................           --              (1,199,818)
                                                                          ------------            ------------
Total Distributions .....................................................   (2,165,804)            (19,398,669)
                                                                          ------------            ------------
CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Proceeds from Sales of Shares ........................................   60,000,418              55,734,996
   Dividend Reinvestments ...............................................    2,165,597              19,395,860
   Cost of Shares Redeemed ..............................................  (48,383,006)            (81,647,087)
                                                                          ------------            ------------
Net Increase (Decrease) from Capital Transactions in Shares of
   Beneficial Interest ..................................................   13,783,009              (6,516,231)
                                                                          ------------            ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .................................   21,054,476             (17,547,503)
NET ASSETS
   Beginning of Year ....................................................   77,555,590              95,103,093
                                                                          ------------            ------------
   End of Year (Including undistributed (distributions in excess of) net
     investment income of $75,012 and ($50,432), respectively.) ......... $ 98,610,066            $ 77,555,590
                                                                          ============            ============

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

SHORT RANGE
                                                                              FOR THE YEARS ENDED MARCH 31,
                                                                               2000                   1999

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net Investment Income ................................................  $  1,556,356           $  2,035,546
   Net Realized Gain from Investment, Foreign Currencies,
     Forward Foreign Currency and Futures Transactions ..................     1,155,473              1,786,567
   Net Change in Unrealized Appreciation/Depreciation on Investment,
     Foreign Currencies, Forward Foreign Currency and
     Futures Contracts ..................................................      (563,439)               551,175
                                                                           ------------           ------------
Net Increase in Net Assets from Operations ..............................     2,148,390              4,373,288
                                                                           ------------           ------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net Investment Income ................................................    (1,068,583)            (2,232,481)
   Net Realized Gain from Investment Transactions .......................            --             (4,126,631)
   Distributions in Excess of Net Realized Gain .........................            --             (1,192,597)
                                                                           ------------           ------------
Total Distributions .....................................................    (1,068,583)            (7,551,709)
                                                                           ------------           ------------
CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Proceeds from Sales of Shares ........................................    29,264,331             56,474,812
   Dividend Reinvestments ...............................................     1,065,845              7,344,373
   Cost of Shares Redeemed ..............................................   (38,246,941)           (65,516,562)
                                                                           ------------           ------------
Net Decrease from Capital Transactions in Shares of
   Beneficial Interest ..................................................    (7,916,765)            (1,697,377)
                                                                           ------------           ------------
TOTAL DECREASE IN NET ASSETS ............................................    (6,836,958)            (4,875,798)
NET ASSETS
   Beginning of Year ....................................................    44,531,798             49,407,596
                                                                           ------------           ------------
   End of Year (Including distributions in excess of net investment income
     of $163,914 and $84,219, respectively.) ............................  $ 37,694,840           $ 44,531,798
                                                                           ============           ============


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       16

Lifecycle Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for each of the years indicated for BT Investment Lifecycle Long Range Fund. LONG RANGE

                                                                       FOR THE YEARS ENDED MARCH 31,
                                                          2000       1999       1998      1997      1996

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR ....................  $12.57     $14.57     $11.96    $11.32     $10.07
                                                         ------     ------     ------    ------     ------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income ..............................    0.33       0.43       0.32      0.35       0.37
   Net Realized and Unrealized Gain
      on Investments, Foreign Currencies,
      Forward Foreign Currency and
      Futures Transactions ............................    1.32       1.27       3.57      1.18       1.54
                                                         ------     ------     ------    ------     ------
Total from Investment Operations ......................    1.65       1.70       3.89      1.53       1.91
                                                         ------     ------     ------    ------     ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net Investment Income ..............................   (0.24)     (0.47)     (0.33)    (0.39)     (0.38)
   Net Realized Gain from Investment Transactions .....   (0.12)     (2.98)     (0.95)    (0.50)     (0.28)
   Distributions in Excess of Net Investment Income ...      --      (0.25)        --        --         --
                                                         ------     ------     ------    ------     ------
Total Distributions ...................................   (0.36)     (3.70)     (1.28)    (0.89)     (0.66)
                                                         ------     ------     ------    ------     ------
NET ASSET VALUE, END OF YEAR ..........................  $13.86     $12.57     $14.57    $11.96     $11.32
                                                         ======     ======     ======    ======     ======
TOTAL INVESTMENT RETURN ...............................   13.46%     12.44%     33.69%    13.88%     19.41%
SUPPLEMENTAL DATA AND RATIOS:
Net Assets, End of Year (000s omitted) ................$166,896   $133,550   $138,801   $78,291    $56,012
Ratios to Average Net Assets:
   Net Investment Income ..............................    2.30%      2.51%      2.57%     2.73%      3.58%
   Expenses After Waivers, Including Expenses of the
     Asset Management Portfolio .......................    1.00%      1.00%      1.00%     1.00%      1.00%
   Expenses Before Waivers, Including Expenses of the
     Asset Management Portfolio .......................    1.46%      1.44%      1.45%     1.48%      1.60%

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       17

 Lifecycle Funds
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for each of the years indicated for BTInvestment Lifecycle Mid Range Fund.

MID RANGE
                                                                       FOR THE YEARS ENDED MARCH 31,
                                                               2000       1999       1998      1997      1996

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR .........................  $10.60     $12.32     $10.80    $10.48     $ 9.61
                                                              ------     ------     ------    ------     ------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income ...................................    0.32       0.32       0.37      0.42       0.41
   Net Realized and Unrealized Gain
     on Investments, Foreign Currencies,
     Forward Foreign Currency and
     Futures Transactions ..................................    0.71       0.84       2.36      0.72       0.96
                                                              ------     ------     ------    ------     ------
Total from Investment Operations ...........................    1.03       1.16       2.73      1.14       1.37
                                                              ------     ------     ------    ------     ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net Investment Income ...................................   (0.23)     (0.38)     (0.37)    (0.44)     (0.44)
   Net Realized Gain from Investment Transactions ..........   (0.02)     (2.32)     (0.84)    (0.38)     (0.06)
   Distributions in Excess of Net Realized Gain ............      --      (0.18)        --        --         --
                                                              ------     ------     ------    ------     ------
Total Distributions ........................................   (0.25)     (2.88)     (1.21)    (0.82)     (0.50)
                                                              ------     ------     ------    ------     ------
NET ASSET VALUE, END OF YEAR ...............................  $11.38     $10.60     $12.32    $10.80     $10.48
                                                              ======     ======     ======    ======     ======
TOTAL INVESTMENT RETURN ....................................    9.80%     10.12%     26.33%    11.16%     14.65%
SUPPLEMENTAL DATA AND RATIOS:

Net Assets, End of Year (000s omitted) ..................... $98,610    $77,556    $95,103   $61,867    $51,466
Ratios to Average Net Assets:
   Net Investment Income ...................................    3.03%      2.75%      3.31%     3.48%      4.15%
   Expenses After Waivers, Including Expenses of the
     Asset Management Portfolio II .........................    1.00%      1.00%      1.00%     1.00%      1.00%
   Expenses Before Waivers, Including Expenses of the
     Asset Management Portfolio II .........................    1.51%      1.51%      1.48%     1.55%      1.58%

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

 Lifecycle Funds
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

 Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for each of the years indicated for BT Investment Lifecycle Short Range Fund.

SHORT RANGE
                                                                       FOR THE YEARS ENDED MARCH 31,
                                                               2000       1999       1998      1997      1996

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR ......................  $10.23     $10.82     $10.31   $10.03     $ 9.50
                                                           ------     ------     ------   ------     ------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income ................................    0.39       0.40       0.44     0.48       0.45
   Net Realized and Unrealized Gain
     on Investments, Foreign Currencies,
     Forward Foreign Currency and
     Futures Transactions ...............................    0.18       0.43       1.39     0.34       0.54
                                                           ------     ------     ------   ------     ------
Total from Investment Operations ........................    0.57       0.83       1.83     0.82       0.99
                                                           ------     ------     ------   ------     ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net Investment Income ................................   (0.26)     (0.44)     (0.46)   (0.54)     (0.46)
   Net Realized Gain from Investment Transactions .......      --      (0.76)     (0.86)      --         --
   Distributions in Excess of Net Realized Gains ........      --      (0.22)        --       --         --
                                                           ------     ------     ------   ------     ------
Total Distributions .....................................   (0.26)     (1.42)     (1.32)   (0.54)     (0.46)
                                                           ------     ------     ------   ------     ------
NET ASSET VALUE, END OF YEAR ............................  $10.54     $10.23     $10.82   $10.31     $10.03
                                                           ======     ======     ======   ======     ======
TOTAL INVESTMENT RETURN .................................    5.76%      7.76%     18.68%    8.32%     10.67%
SUPPLEMENTAL DATA AND RATIOS:
Net Assets, End of Year (000s omitted) .................. $37,695    $44,532    $49,408  $32,552    $28,899
Ratios to Average Net Assets:
   Net Investment Income ................................    3.61%      3.52%      4.06%    4.24%      4.64%
   Expenses After Waivers, Including Expenses of the
     Asset Management Portfolio III .....................    1.00%      1.00%      1.00%    1.00%      1.00%
   Expenses Before Waivers, Including Expenses of the
     Asset Management Portfolio III .....................    1.67%      1.55%      1.58%    1.65%      1.65%

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

A. ORGANIZATION
BT Investment Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. BT Investment Lifecycle Long Range Fund, BT Investment Mid Range Fund and BT Investment Short Range Fund (each a "Fund", and collectively, the "Funds") are three of the funds offered to investors by the Trust. The Funds began operations on the following dates:

                                  BEGAN OPERATIONS
                              ------------------------
Long Range                        November 16, 1993
Mid Range                         October 14, 1993
Short Range                       October 15, 1993

Long Range, Mid Range and Short Range seek to achieve their investment objectives by investing substantially all of their assets in the Asset
Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio III (each a "Portfolio" and collectively, the "Portfolios"), respectively. Asset Management Portfolios II and III are part of BT Investment Portfolios. The Portfolios are open-end management investment companies registered under the Act. The value of each Fund's investment in the Portfolios reflects each Fund's proportionate interest in the net assets of that Portfolio. At March 31, 2000, Long Range's investment was approximately 23% of the Asset Management Portfolio, Mid Range's investment was 100% of the Asset Management Portfolio II and the Short Range's investment was 100% of the Asset Management Portfolio III.

The financial statements of each of the Portfolios, including a list of investments held, are contained elsewhere in this report and should be read in conjunction with the Funds' financial statements.

B. SECURITY VALUATION
Valuation of securities by the Portfolio is discussed in Note 1B of the Portfolios' Notes to Financial Statements, which are included elsewhere in this report.

C. INVESTMENT INCOME
Each Fund earns income, net of expenses, daily on its investment in the respective Portfolio. All of the net investment income and realized and unrealized gains and losses from the security transactions of each Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. DISTRIBUTIONS
It is each Fund's policy to declare and distribute dividends quarterly to shareholders from net investment income. Dividends payable to shareholders are recorded by each Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Funds are made annually to the extent they exceed capital loss carryforwards.

E. FEDERAL INCOME TAXES
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. Each of the Funds may periodically make reclassifications among certain of its capital accounts as a result of the differences in the characterization and allocation of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. Short Range has deferred a post-October currency loss of $176,293 to the next year.

F. OTHER
The Trust accounts separately for the assets, liabilities and operations of each of the funds. Expenses directly attributable to each fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
The Funds have entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"), an indirect wholly owned subsidiary of Deutsche Bank A.G. Under this agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to each of the Funds in return for a fee computed daily and paid monthly at an annual rate of .65% of each Fund's average daily net assets.

--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

Bankers Trust has contractually agreed to waive its fees through July 31, 2001, and reimburse expenses of each Fund, to the extent necessary, to limit all expenses to .40% of the average daily net assets of each Fund, excluding expenses of the respective Portfolios, and 1.00% of the average daily net assets of each Fund, including expenses of the respective Portfolios.

ICC Distributors, Inc. provides distribution services to the Funds.

NOTE 3--SHARES OF BENEFICIAL INTEREST
At March 31, 2000, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                            FOR THE YEAR ENDED MARCH 31, 2000
                                      ----------------------------------------------------------------------------
                                              LONG RANGE                 MID RANGE               SHORT RANGE
                                      ------------------------  ------------------------  ------------------------
                                         SHARES      AMOUNT        SHARES      AMOUNT       SHARES      AMOUNT
                                      ----------  ------------  ----------  ------------  ----------  ------------
Sold ...............................   6,139,806  $ 78,743,860   5,573,793  $ 60,000,418   2,834,249  $ 29,264,331
Reinvested .........................     337,481     4,276,820     199,229     2,165,597     104,072     1,065,845
Redeemed ...........................  (5,058,956)  (66,284,338) (4,426,876)  (48,383,006) (3,714,674)  (38,246,941)
                                      ----------  ------------  ----------  ------------  ----------  ------------
Net Increase/(Decrease) ............   1,418,331  $ 16,736,342   1,346,146  $ 13,783,009    (776,353) $ (7,916,765)
                                      ==========  ============  ==========  ============  ==========  ============

                                                            FOR THE YEAR ENDED MARCH 31, 1999
                                      ----------------------------------------------------------------------------
                                              LONG RANGE                 MID RANGE               SHORT RANGE
                                      ------------------------  ------------------------  ------------------------
                                         SHARES      AMOUNT        SHARES      AMOUNT       SHARES      AMOUNT
                                      ----------  ------------  ----------  ------------  ----------  ------------
Sold ...............................   4,020,162  $ 56,216,194   4,930,477  $ 55,734,996   5,240,975  $ 56,474,812
Reinvested .........................   4,158,962    55,176,469   1,778,085    19,395,860     699,312     7,344,373
Redeemed ...........................  (7,082,887)  (99,238,072) (7,113,436)  (81,647,087) (6,155,471)  (65,516,562)
                                      ----------  ------------  ----------  ------------  ----------  ------------
Net Increase/(Decrease) ............   1,096,237  $ 12,154,591    (404,874) $ (6,516,231)   (215,184) $ (1,697,377)
                                      ==========  ============  ==========  ============  ==========  ============

NOTE 4--SUBSEQUENT EVENT

On July 31, 2000, the funds will change their names as follows:

                OLD NAME                                  NEW NAME

------------------------------------------        ------------------------
BT Investment Lifecycle Long Range Fund           Lifecycle Long Range
BT Investment Lifecycle Mid Range Fund            Lifecycle Mid Range
BT Investment Lifecycle Short Range Fund          Lifecycle Short Range

--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of BT Investment Funds and the Shareholders of the BT Investment Lifecycle Long Range Fund, BT Investment Lifecycle Mid Range Fund, and BT Investment Lifecycle Short Range Fund:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the BT Investment Lifecycle Long Range Fund, BT Investment Lifecycle Mid Range Fund and BT Investment Lifecycle Short Range Fund (three of the Funds comprising BT Investment Funds, hereafter referred to as the "Funds") at March 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the transfer agent, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Baltimore, Maryland
May 5, 2000

--------------------------------------------------------------------------------
TAX INFORMATION (Unaudited) For the Tax Year Ended March 31, 2000

We are providing this information as required by the Internal Revenue Code. The amounts may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

Long Range and Mid Range distributions to shareholders included $915,137 and $113,858, respectively, from long-term capital gains, all of which is taxable at the 20% capital gains rate.

Of ordinary distributions made by Long Range, Mid Range and Short Range during the fiscal year ended March 31, 2000, 28.90%, 18.57% and 8.60%, respectively, qualifies for the dividends received deduction available to corporate shareholders.

Of the net investment income distributions made by Long Range, Mid Range and Short Range, during the fiscal year ended March 31, 2000, 49.90%, 35.64% and 50.89%, respectively, have been derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

--------------------------------------------------------------------------------

Asset Management Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2000

     SHARES            DESCRIPTION               VALUE

            COMMON STOCKS - 46.6%
            ADVERTISING - 0.1%
      8,600 Clear Channel Communications,
              Inc. 1...................... $   593,937
      4,300 Omnicom Group, Inc. ..........     401,781
                                           -----------
                                               995,718
                                           -----------
            AEROSPACE - 0.5%
     21,490 Boeing Co. ...................     815,277
      4,700 Conexant Systems .............     333,700
     24,400 Cordant Technologies .........   1,380,125
      7,200 General Dynamics Corp. .......     358,200
     10,400 Lockheed Martin Corp. ........     212,550
      1,100 Northrop Grumman Corp. .......      58,231
          1 Raytheon Co. - Class A .......           4
      7,100 Raytheon Co. - Class B .......     126,025
      4,300 Rockwell International Corp. .     179,794
                                           -----------
                                             3,463,906
                                           -----------
            AIRLINES - 0.1%
      5,000 AMR Corp.1 ...................     159,375
      5,300 Delta Air Lines, Inc. ........     282,225
     13,100 Southwest Airlines Co. .......     272,644
      1,500 US Airways Group, Inc. 1......      41,719
                                           -----------
                                               755,963
                                           -----------
            APPAREL, TEXTILES - 0.1%
      4,900 Liz Claiborne, Inc. ..........     224,481
      6,000 Nike, Inc. ...................     237,750
      8,900 Reebok International Ltd. 1...      82,325
      3,600 Springs Industries, Inc. -
              Class A ....................     136,800
      2,200 V.F. Corp. ...................      52,937
                                           -----------
                                               734,293
                                           -----------
            AUTO RELATED - 0.6%
      3,100 Autozone, Inc. 1 .............      86,025
          1 DaimlerChrysler AG 1 .........          49
      6,200 Dana Corp. ...................     174,762
     20,000 Delphi Automotive Systems ....     320,000
     33,300 Ford Motor Co. ...............   1,529,719
     17,800 General Motors Corp. .........   1,474,062
      3,600 Genuine Parts Co. ............      85,950
      4,600 Paccar, Inc. .................     230,000
      2,000 Parker-Hannifin Corp. ........      82,625
      4,900 Timken Co. ...................      79,625
                                           -----------
                                             4,062,817
                                           -----------
            BANKS - 1.8%
     10,300 Amsouth Bancorp ..............     153,856
     18,100 Bank of New York Co., Inc. ...     752,281
     25,900 Bank One Corp. ...............     890,312
     42,300 Bank of America Corp. ........   2,218,117
      5,400 BB&T Corp. ...................     151,537
     20,800 Chase Manhattan Corp. ........   1,813,500

     SHARES            DESCRIPTION               VALUE

      7,300 Fifth Third Bancorp ..........     459,900
     21,100 First Union Corp. ............     785,975
     15,500 Fleet Boston Financial Corp. .     565,750
      3,000 Golden West Financial Corp. ..      93,562
      5,500 Huntington Bancshares, Inc. ..     123,062
     11,700 KeyCorp ......................     222,300
     12,000 Mellon Financial Corp. .......     354,000
      5,200 Morgan, (J.P.) & Co., Inc. ...     685,100
     15,600 National City Corp. ..........     321,750
      5,000 Northern Trust Corp. .........     337,812
      3,000 Southtrust Corp. .............      76,312
      3,700 Summit Bancorp ...............      97,125
      7,600 Suntrust Banks, Inc. .........     438,900
     18,400 U.S. Bancorp .................     402,500
      5,700 Union Planters Corp. .........     175,631
      4,600 Wachovia Corp. ...............     310,787
      6,000 Washington Mutual, Inc. ......     159,000
     41,600 Wells Fargo Co. ..............   1,703,000
                                           -----------
                                            13,292,069
                                           -----------
            BEVERAGES - 0.8%
     11,400 Anheuser Busch Cos., Inc. ....     709,650
      1,100 Brown-Forman Corp. - Class B .      59,881
     63,500 Coca-Cola Co. ................   2,980,531
     14,400 Coca-Cola Enterprises, Inc. ..     310,500
     36,800 PepsiCo, Inc. ................   1,271,900
     12,100 Seagram Co. Ltd. .............     719,950
                                           -----------
                                             6,052,412
                                           -----------
            BUILDING & CONSTRUCTION - 0.8%
        900 Armstrong World Industries,
              Inc. .......................      16,087
      1,300 Centex Corp. .................      30,956
      1,800 Crane Co. ....................      42,412
     59,200 Home Depot, Inc. .............   3,818,400
      1,000 Kaufman & Broad Home Corp. ...      21,437
     11,700 Masco Corp. ..................     239,850
      1,400 Owens Corning ................      27,125
      7,300 Stanley Works ................     192,537
      1,800 Vulcan Materials Co. .........      82,462
                                           -----------
                                             4,471,266
                                           -----------
            BUILDING-FOREST PRODUCTS - 0.1%
      4,300 Boise Cascade Corp. ..........     149,425
      3,300 Georgia-Pacific Corp. ........     130,556
      1,600 Johnson Controls, Inc. .......      86,500
      2,800 Louisiana-Pacific Corp. ......      38,850
      4,000 Potlatch Corp. ...............     172,000
      1,600 Weyerhaeuser Co. .............      91,200
                                           -----------
                                               668,531
                                           -----------
            CHEMICALS & TOXIC WASTE - 0.5%
      4,600 Air Products and Chemicals, Inc.   130,812
     28,700 Du Pont (E.I.) de Nemours & Co.  1,517,512

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

Asset Management Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2000

     SHARES            DESCRIPTION               VALUE

      1,500 Eastman Chemical Co.           $    68,250
      2,000 FMC Corp. 1 ..................     113,000
        400 Great Lakes Chemical Corp. ...      13,600
      2,800 Hercules, Inc. ...............      45,150
     12,500 Monsanto Co. .................     643,750
      4,000 PPG Industries, Inc. .........     209,250
      4,900 Rohm & Haas Co. ..............     218,662
     15,200 Union Carbide Corp. ..........     886,350
      1,900 W.R. Grace & Co. 1 ...........      24,106
                                           -----------
                                             3,870,442
                                           -----------
            CLIENT-SERVER COMPUTING - 0.2%
      4,300 Adaptec, Inc. 1 ..............     166,087
      5,300 Citrix Systems, Inc. 1 .......     351,125
     12,200 Compuware Corp. 1 ............     256,962
      3,800 Lexmark International Group,
              Inc. -
              Class A ....................     401,850
      9,500 Peoplesoft, Inc. 1 ...........     190,000
                                           -----------
                                             1,366,024
                                           -----------
            COMPUTER - 2.0%
      4,900 Apple Computer, Inc. 1 .......     665,481
     43,300 Compaq Computer Corp. ........   1,152,863
     67,400 Dell Computer Corp. 1 ........   3,635,387
      9,100 Gateway, Inc. 1 ..............     482,300
     25,780 Hewlett-Packard Co. ..........   3,417,461
     47,600 International Business
              Machines Corp. .............   5,616,800
                                           -----------
                                            14,970,292
                                           -----------
            COMPUTER SERVICES - 2.9%
      9,700 3Com Corp. 1 .................     539,562
     15,400 Automatic Data Processing, Inc.    743,050
      6,400 Cabletron Systems, Inc. 1 ....     187,600
     25,200 Cendant Corp. 1 ..............     466,200
      3,700 Ceridian Corp. 1 .............      70,994
    178,500 Cisco Systems, Inc. 1 ........  13,800,281
      5,000 Computer Sciences Corp. 1 ....     395,625
     11,700 Electronic Data Systems Corp.      750,994
     26,900 EMC Corp. 1 ..................   3,362,500
      3,400 NCR Corp. 1 ..................     136,425
      9,200 Parametric Technology Corp. 1.     193,775
      6,600 Seagate Technology, Inc. 1 ...     397,650
     11,500 Silicon Graphics, Inc. 1 .....     121,469
                                           -----------
                                            21,166,125
                                           -----------
            COMPUTER SOFTWARE - 3.4%
      2,700 Adobe Systems, Inc. ..........     300,544
      7,800 BMC Software, Inc. 1 .........     385,125
     13,500 Computer Associates
              International, Inc. ........     799,031

     SHARES            DESCRIPTION               VALUE

    136,180 Microsoft Corp.1 .............  14,469,125
      8,300 Network Appliance, Inc. 1 ....     686,825
     75,800 Oracle Corp. 1 ...............   5,917,137
     14,200 Yahoo!, Inc. 1 ...............   2,433,525
                                           -----------
                                            24,991,312
                                           -----------
            CONTAINERS - 0.1%
      6,200 Crown Cork & Seal Co., Inc. ..      99,200
      4,000 Owens-Illinois, Inc. 1 .......      67,500
      3,400 Sealed Air Corp.  1............     184,662
      3,200 Temple Inland, Inc. ..........     159,400
                                           -----------
                                               510,762
                                           -----------
            COSMETICS & TOILETRIES - 0.1%
      1,200 Alberto-Culver Co. - Class B .      28,575
     26,500 Gillette Co. .................     998,719
      1,700 International Flavors &
              Fragrances, Inc. ...........      59,606
                                           -----------
                                             1,086,900
                                           -----------
            DIVERSIFIED - 0.4%
      2,500 Allegheny Technologies .......      50,156
      2,100 Loews Corp. ..................     105,000
     11,700 Minnesota Mining &
              Manufacturing Co. ..........   1,036,181
      9,500 Pall Corp. ...................     213,156
      3,000 Praxair, Inc. ................     124,875
      9,200 SuperValu, Inc. ..............     174,225
          1 Teledyne Technologies 1 ......          25
      5,300 Textron, Inc. ................     322,637
     14,200 United Technologies Corp. ....     897,262
                                           -----------
                                             2,923,517
                                           -----------
            DRUGS - 2.4%
     30,500 American Home Products Corp. .   1,635,562
      4,300 Biogen, Inc. 1 ...............     300,462
     50,900 Bristol-Myers Squibb Co. .....   2,939,475
     25,800 Lilly (Eli) & Co. ............   1,625,400
     61,300 Merck & Co., Inc. ............   3,808,262
     86,500 Pfizer, Inc. .................   3,162,656
     33,700 Schering-Plough Corp. ........   1,238,475
     26,900 Warner-Lambert Co. ...........   2,622,750
                                           -----------
                                            17,333,042
                                           -----------
            ELECTRICAL EQUIPMENT - 2.0%
     10,600 Emerson Electric Co. .........     560,475
     85,300 General Electric Co. .........  13,237,494
        500 ITT Industries ...............      15,531
     17,400 Solectron Corp. 1 ............     697,087
      1,600 W.W. Grainger, Inc. ..........      86,800
                                           -----------
                                            14,597,387
                                           -----------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

Asset Management Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2000

   SHARES            DESCRIPTION                VALUE

            ELECTRONICS - 3.9%
      5,300 Advanced Micro Devices, Inc. 1  $  302,431
     10,700 Analog Devices, Inc. 1 .......     862,019
     20,276 Applied Materials, Inc. 1 ....   1,911,013
     86,300 Intel Corp. ..................  11,386,206
      5,500 KLA-Tencor Corp. 1 ...........     463,375
      8,800 LSI Logic Corp. 1 ............     639,100
      8,800 Micron Technology, Inc. 1 ....   1,108,800
     18,200 Motorola, Inc. ...............   2,591,225
      6,200 National Semiconductor Corp. 1     375,875
     36,730 Nortel Networks Corp. ........   4,627,980
      6,400 Scientific-Atlanta, Inc. .....     406,000
     20,910 Texas Instruments, Inc. ......   3,345,600
      4,200 Thermo Electron Corp. 1 ......      85,575
      9,200 Xilinx, Inc. 1 ...............     761,875
                                           -----------
                                            28,867,074
                                           -----------
            ENTERTAINMENT - 0.3%
     52,500 Disney (Walt) Co. ............   2,172,187
                                           -----------
            ENVIRONMENTAL CONTROL - 0.0%
      4,800 Allied Waste Industries, Inc.1      31,500
     16,100 Waste Management, Inc. .......     220,369
                                           -----------
                                               251,869
                                           -----------
            FINANCIAL SERVICES - 2.6%
     12,200 American Express Co. .........   1,817,037
     14,000 Associates First Capital Corp.
              Class A ....................     300,125
      2,200 Bear Stearns Cos., Inc. ......     100,375
      4,200 Capital One Financial Corp. ..     201,337
     10,700 Charles Schwab Corp. .........     607,894
      3,100 Cincinnati Financial Corp. ...     116,637
     89,800 Citigroup ....................   5,326,262
      2,000 Countrywide Credit Industries,
              Inc. .......................      54,500
     25,400 Fannie Mae ...................   1,433,512
     10,100 First Data Corp. .............     446,925
     24,900 Firstar Corp. ................     571,144
      5,300 Franklin Resources, Inc. .....     177,219
     12,800 Freddie Mac ..................     565,600
      4,300 Hartford Financial Services Group,
              Inc. .......................     226,825
     11,200 Household International, Inc.      417,900
      5,000 Lehman Brothers, Inc. ........     485,000
     20,400 MBNA Corp. ...................     520,200
     11,000 Merrill Lynch & Co., Inc. ....   1,155,000
     30,700 Morgan Stanley Dean Witter
              Discover & Co. .............   2,503,969
      7,100 Paine Webber Group, Inc. .....     312,400
      6,700 PNC Bank Corp. ...............     301,919
      5,000 Regions Financial Corp. ......     114,062
      2,700 SLM Holding Corp. ............      89,944
      3,700 State Street Corp. ...........     358,437

     SHARES            DESCRIPTION               VALUE

      7,300 Synovus Financial Corp. ......     137,787
      6,800 T. Rowe Price Associates, Inc.     268,600
      2,800 U.S. Trust Corp. .............     529,200
                                           -----------
                                            19,139,810
                                           -----------
            FOOD SERVICES & LODGING - 0.2%
     11,900 Darden Restaurants, Inc. .....     211,969
     34,100 McDonald's Corp. .............   1,280,881
      3,300 Tricon Global Restaurants,
              Inc. 1 .....................     102,506
      3,100 Wendy's International, Inc. ..      62,581
                                           -----------
                                             1,657,937
                                           -----------
            FOODS - 0.5%
     15,700 Archer-Daniels-Midland Co. ...     162,887
      6,500 Bestfoods ....................     304,281
      8,800 Campbell Soup Co. ............     270,600
     15,600 ConAgra, Inc. ................     282,750
      6,700 General Mills, Inc. ..........     242,456
      8,200 H.J. Heinz Co. ...............     285,975
      6,700 Kellogg Co. ..................     171,687
      7,500 Nabisco Group Holdings .......      90,000
      2,900 Quaker Oats Co. ..............     175,812
     12,600 Ralston Purina Group .........     344,925
     23,600 Sara Lee Corp. ...............     424,800
      7,500 Sysco Corp. ..................     267,656
     11,400 Unilever NV ..................     548,625
      2,600 Wrigley (Wm.), Jr. Co. .......     199,712
                                           -----------
                                             3,772,166
                                           -----------
            HEALTHCARE - 1.1%
     34,900 Abbott Laboratories ..........   1,228,044
      2,800 Allergan, Inc. ...............     140,000
        900 Bausch & Lomb, Inc. ..........      46,969
      6,600 Biomet, Inc. .................     240,075
     10,800 Boston Scientific Corp. 1 ....     230,175
      3,400 C.R. Bard, Inc. ..............     131,537
      6,000 Cardinal Health, Inc. ........     275,250
     14,300 Columbia/HCA Healthcare Corp.      361,969
      7,100 Guidant Corp.1 ...............     417,569
     21,300 HEALTHSOUTH Corp. 1 ..........     118,481
     12,600 Humana, Inc. 1 ...............      92,137
     36,700 Johnson & Johnson ............   2,571,294
      9,700 Manor Care1 ..................     130,950
     27,500 Medtronic, Inc. ..............   1,414,531
      4,400 St. Jude Medical, Inc. 1 .....     113,575
     11,500 Tenet Healthcare Corp. 1 .....     264,500
      3,800 United Healthcare Corp. ......     226,575
        800 Wellpoint Health Networks 1 ..      55,900
                                           -----------
                                             8,059,531
                                           -----------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       25

Asset Management Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2000

     SHARES            DESCRIPTION               VALUE

            HOSPITAL SUPPLIES & HEALTHCARE - 0.4%
      6,900 Baxter International, Inc. ...  $  432,544
      4,900 Becton Dickinson & Co. .......     128,931
      1,000 Mallinckrodt Group, Inc. .....      28,750
     43,000 Tyco International Ltd. ......   2,144,625
                                           -----------
                                             2,734,850
                                           -----------
            HOTEL/MOTEL - 0.0%
      9,600 Hilton Hotels Corp. ..........      74,403
      5,000 Marriott International, Inc. .     157,500
                                           -----------
                                               231,903
                                           -----------
            HOUSEHOLD FURNISHINGS - 0.0%
      6,100 Maytag Corp. .................     202,062
      1,300 Whirlpool Corp. ..............      76,212
                                           -----------
                                               278,274
                                           -----------
            HOUSEHOLD PRODUCTS - 0.4%
      2,400 Avery Dennison Corp. .........     146,550
      5,000 Clorox Co. ...................     162,500
     14,400 Colgate-Palmolive Co. ........     811,800
     34,200 Procter & Gamble Co. .........   1,923,750
      1,500 Tupperware Corp. .............      23,719
                                           -----------
                                             3,068,319
                                           -----------
            INSURANCE - 1.1%
      2,700 Aetna, Inc. ..................     150,356
      5,900 Aflac, Inc. ..................     268,819
     11,200 Allstate Corp. ...............     266,700
      5,500 American General Corp. .......     308,687
     41,100 American International Group,
              Inc. .......................   4,500,450
      4,100 Chubb Corp. ..................     277,006
      4,300 CIGNA Corp. ..................     325,725
      8,500 Conseco, Inc. ................      97,219
      4,500 Jefferson-Pilot Corp. ........     299,531
      4,000 Lincoln National Corp. .......     134,000
      6,500 Marsh and McLennan ...........     717,031
      1,800 MBIA, Inc. ...................      93,713
      5,300 MGIC Investment Corp. ........     231,213
      1,300 Providian Financial Corp. ....     112,613
      5,500 Safeco .......................     146,094
      5,000 St. Paul Cos., Inc. ..........     170,625
      3,000 Torchmark Corp. ..............      69,375
      6,200 Unumprovident Corp. ..........     105,400
                                           -----------
                                             8,274,557
                                           -----------
            LEISURE RELATED - 0.6%
      1,300 American Greetings Corp. -
              Class A ....................      23,725
      7,500 Brunswick Corp. ..............     142,031
     11,200 Carnival Corp. - Class A .....     277,900
      3,500 Harley-Davidson, Inc. ........     277,812
      6,100 Harrah's Entertainment, Inc. 1     113,231
     11,400 Hasbro, Inc. .................     188,100

     SHARES            DESCRIPTION               VALUE

     47,230 Jostens, Inc. ................   1,151,231
     11,100 Mattel, Inc. .................     115,856
    110,800 Mirage Resorts, Inc. 1 .......   2,146,750
      3,619 Sabre Group Holdings, Inc. ...     133,677
                                           -----------
                                             4,570,313
                                           -----------
            LIFE ON THE NET - 0.6%
     59,600 America Online, Inc. 1 .......   4,008,100
                                           -----------
            LIFE SCIENCES REVOLUTION - 0.1%
      4,900 PE Corp. - PE Biosystems Group     472,850
                                           -----------
            MACHINERY - 0.3%
      1,300 Black & Decker Corp. .........      48,831
      3,800 Briggs & Stratton Corp. ......     156,275
     11,400 Caterpillar, Inc. ............     449,588
      4,800 Deere & Co. ..................     182,400
      8,200 Dover Corp. ..................     392,575
      7,200 Illinois Tool Works, Inc. ....     397,800
        500 Millipore Corp. ..............      28,219
      3,700 Navistar International Corp. 1     148,463
        600 Snap-On Tools Corp. ..........      15,713
      2,400 TRW, Inc. ....................     140,400
                                           -----------
                                             1,960,264
                                           -----------
            MANAGING THE INFORMATION AGE - 0.1%
      7,965 Veritas Software Corp. 1 ....... 1,043,415
                                           -----------
            MANUFACTURING - 0.2%
      1,100 Cooper Industries, Inc. ........    38,500
      2,800 Danaher Corp. ..................   142,800
     19,700 Honeywell International, Inc. .. 1,037,944
                                           -----------
                                             1,219,244
                                           -----------
            MEDIA - 0.2%
     24,900 CBS Corp. 1 ...................  1,409,963
                                           -----------
            MEDICAL BIOTECHNOLOGY - 0.2%
     27,400 Amgen, Inc. 1 .................  1,681,675
                                           -----------
            METALS - 0.3%
      9,000 Alcan Aluminum Ltd. ...........    304,875
        900 Alcoa, Inc. ...................     63,225
      3,400 Engelhard Corp. ...............     51,425
      7,900 Freeport-McMoRan Copper &
              Gold, Inc. - Class B ........     95,294
      6,800 Homestake Mining Co. ..........     40,800
      8,100 Inco, Ltd. ....................    148,331
      3,400 Newmont Mining Corp. ..........     76,288
      2,500 Nucor Corp. ...................    125,000
      1,200 Phelps Dodge Corp. ............     57,000
      8,600 Placer Dome, Inc. .............     69,875
     10,900 Reynolds Metals Co. ...........    728,938
      1,400 USX - U.S. Steel Group ........     35,000
     11,300 Worthington Industries, Inc. ..    139,838
                                           -----------
                                             1,935,889
                                           -----------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       26

Asset Management Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2000

     SHARES            DESCRIPTION               VALUE

            METALS & MINING - 0.0%
     10,200 Barrick Gold Corp. ............ $  160,013
                                           -----------
            MOVE TO OUTSOURCING - 0.1%
      8,900 Paychex, Inc. .................    466,138
      3,000 Quintiles Transnational Corp. 1     51,188
                                           -----------
                                               517,326
                                           -----------
            NEW CONSUMER - 0.1%
     14,600 Staples, Inc. 1 ...............    292,000
      8,100 TJX Cos., Inc. ................    179,719
                                           -----------
                                               471,719
                                           -----------
            NEW HEALTH CARE PARADIGM - 0.0%
      5,900 McKesson Hboc, Inc. ...........    123,900
      2,200 Watson Pharmaceuticals 1 ......     87,313
                                           -----------
                                               211,213
                                           -----------
            OFFICE EQUIPMENT & COMPUTERS - 0.7%
      1,000 Autodesk, Inc. ................     45,500
      3,800 Ikon Office Solutions, Inc. ...     23,513
     10,400 Novell, Inc. 1 ................    297,700
      6,200 Pitney Bowes, Inc. ............    277,063
     41,200 Sun Microsystems, Inc. 1 ......  3,860,569
      9,900 Unisys Corp. 1 ................    252,450
     11,800 Xerox Corp. ...................    306,800
                                           -----------
                                             5,063,595
                                           -----------
            OIL - DOMESTIC - 0.2%
      7,900 Atlantic Richfield Co. ........    671,500
      4,400 Burlington Resources, Inc. ....    162,800
      4,300 Pactiv Corp. 1 ................     37,625
      5,800 Phillips Petroleum Co. ........    268,250
      6,400 Union Pacific Resources Group, Inc. 92,800
      4,900 Unocal Corp. ..................    145,775
                                           -----------
                                             1,378,750
                                           -----------
            OIL - INTERNATIONAL - 1.8%
     18,200 Chevron Corp. ................   1,682,363
     15,800 Conoco, Inc. - Class B .......     404,875
     90,800 Exxon Mobil Corp. ............   7,065,375
     55,100 Royal Dutch Petroleum Co. ....   3,171,694
     13,300 Texaco, Inc. .................     713,213
      2,400 Tosco Corp. ..................      73,050
                                           -----------
                                            13,110,570
                                           -----------
            OIL EQUIPMENT & SERVICES - 0.2%
      1,900 Apache Corp. .................      94,525
     13,700 Schlumberger Ltd. ............   1,048,050
      4,301 Transocean Sedco .............     220,693
                                           -----------
                                             1,363,268
                                           -----------

     SHARES            DESCRIPTION               VALUE

            OIL SERVICE - DOMESTIC - 0.1%
        800 Fluor Corp. ..................      24,800
     10,500 Halliburton Co. ..............     430,500
      3,800 USX Marathon Group ...........      99,038
                                           -----------
                                               554,338
                                           -----------
            PAPER - 0.2%
      4,600 Fort James Corp. .............     101,200
     13,500 Kimberly Clark Corp. .........     756,000
      1,300 Mead Corp. ...................      45,419
      4,125 Molex, Inc. ..................     242,344
      6,700 Westvaco Corp. ...............     223,613
                                           -----------
                                             1,368,576
                                           -----------
            PAPER & FOREST PRODUCTS - 0.1%
      1,800 Champion International Corp. .      95,850
     12,800 International Paper Co. ......     547,200
      1,900 Willamette Industries, Inc. ..      76,238
                                           -----------
                                               719,288
                                           -----------
            PETROLEUM PRODUCTS - 0.1%
        172 Arch Coal, Inc. ..............       1,206
        700 Ashland, Inc. ................      23,406
      7,500 Baker Hughes, Inc. ...........     226,875
     10,400 Williams Cos., Inc. ..........     456,950
                                           -----------
                                               708,437
                                           -----------
            PETROLEUM RELATED - 0.1%
      4,600 Amerada Hess Corp. ...........     297,275
      1,700 Kerr-McGee Corp. .............      98,175
     12,300 Occidental Petroleum Corp. ...     255,225
      5,000 Rowan Cos., Inc. 1 ...........     147,188
      1,400 Sunoco, Inc. .................      38,325
                                           -----------
                                               836,188
                                           -----------
            PHARMACEUTICALS - 0.1%
      2,300 ALZA Corp. 1 .................      86,394
     12,400 Pharmacia & Upjohn, Inc. .....     734,700
                                           -----------
                                               821,094
                                           -----------
            PHOTO EQUIPMENT & SUPPLIES - 0.1%
     10,100 Eastman Kodak Co. ............     548,556
                                           -----------
            PRINTING & PUBLISHING - 0.7%
      1,100 Deluxe Corp. .................      29,150
      2,700 Donnelley (R.R.) & Sons Co. ..      56,531
      1,800 Dow Jones & Co., Inc. ........     129,263
      6,600 Gannett Co., Inc. ............     464,475
      4,000 Knight-Ridder, Inc. ..........     203,750
      7,400 McGraw-Hill Cos., Inc. .......     336,700
      3,700 New York Times Co. - Class A .     158,869
     32,900 Time Warner, Inc. ............   3,290,000
      1,000 Times Mirror Co. - Class A ...      92,938
      5,000 Tribune Co. ..................     182,813
                                           -----------
                                             4,944,489
                                           -----------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       27

Asset Management Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2000

     SHARES            DESCRIPTION               VALUE

            PROFESSIONAL SERVICES - 0.1%
      1,900 Ecolab, Inc. .................  $   69,706
      4,700 H & R Block, Inc. ............     210,325
        800 Harcourt General, Inc. .......      29,800
      6,500 Interpublic Group of Cos., Inc.    307,125
      3,200 National Service Industries, Inc.   67,400
      2,600 Perkinelmer, Inc. ............     172,900
      7,100 Service Corp. International ..      21,300
                                           -----------
                                               878,556
                                           -----------
            RAILROADS - 0.1%
     10,600 Burlington Northern Santa Fe .     234,525
      9,700 CSX Corp. ....................     227,950
      2,400 Kansas City Southern
              Industries,Inc. ............     206,250
      9,900 Norfolk Southern Corp. .......     142,313
      5,800 Union Pacific Corp. ..........     226,925
                                           -----------
                                             1,037,963
                                           -----------
            RE-ENERGIZING AMERICA - 0.0%
      4,000 Young & Rubicam ..............     188,000
                                           -----------
            REAL ESTATE - 0.0%
      8,100 Pulte Corp. ..................     169,088
                                           -----------
            RETAIL - 2.5%
      3,500 Albertson's, Inc. ............     108,500
      5,000 Bed, Bath & Beyond, Inc. 1 ...     196,875
      6,400 Best Buy, Inc. 1 .............     550,400
      4,100 Circuit City Stores, Inc. ....     249,588
     11,800 Consolidated Stores Corp. 1 ..     134,225
     12,900 Costco Wholesale Corp. 1 .....     678,056
      4,400 CVS Corp. ....................     165,275
      2,800 Dillard Department Stores,
              Inc. - Class A .............      46,025
      6,401 Dollar General Corp. .........     172,018
      7,300 Federated Department Stores,
              Inc. 1 .....................     304,776
     21,500 Gap, Inc. ....................   1,070,969
      4,400 Great Atlantic & Pacific
              Tea Co. ....................      85,800
     40,500 Hannaford Brothers, Co. ......   2,986,875
      6,600 J.C. Penney Co., Inc. ........      98,175
     12,800 Kmart Corp. 1 ................     124,000
      5,800 Kohls Corp. 1 ................     594,500
     21,700 Kroger Co. 1 .................     381,107
      8,200 Limited, Inc. ................     345,425
      5,100 Longs Drug Stores, Inc. ......     116,025
      5,100 Lowe's Cos., Inc. ............     297,713
      6,900 May Department Stores Co. ....     196,650
      5,800 Nordstrom, Inc. ..............     171,100
      6,700 Rite Aid Corp. ...............      36,850
     12,700 Safeway, Inc. 1 ..............     574,675
     13,600 Sears, Roebuck & Co. .........     419,900
      4,300 Sherwin-Williams Co. .........      94,331
      4,300 Tandy Corp. ..................     218,225
     10,900 Target Corp. .................     814,775

     SHARES            DESCRIPTION               VALUE

     11,400 Toys `R' Us, Inc. 1 ..........     168,863
    114,800 Wal-Mart Stores, Inc. ........   6,371,400
     24,800 Walgreen Co. .................     638,600
      3,800 Winn Dixie Stores, Inc. ......      73,863
                                           -----------
                                            18,485,559
                                           -----------
            STEEL - 0.0%
     17,700 Bethlehem Steel 1 ............     106,200
                                           -----------
            STORES OF VALUE - 0.4%
      5,000 Leggett & Platt, Inc. ........     107,500
      8,600 Office Depot, Inc. 1 .........      99,438
    110,000 U.S. Foodservice, Inc. 1 .....   2,832,500
                                           -----------
                                             3,039,438
                                           -----------
            TELECOMMUNICATIONS - 3.3%
      9,100 ADC Telecommunications, Inc. 1     490,263
      7,400 Alltel Corp. .................     466,663
      7,100 Andrew Corp. 1 ...............     162,413
     70,700 AT&T Corp. ...................   3,976,875
      2,700 Centurytel, Inc. .............     100,238
     25,400 Comcast Corp. - Class A ......   1,101,725
      2,100 Comverse Technology 1 ........     396,900
      4,025 Corning, Inc. ................     780,850
     13,800 Global Crossing Ltd. 1 .......     564,937
      1,300 IPC Communications 1 .........     267,800
     59,000 MCI WorldCom, Inc. 1 .........   2,673,438
     29,700 MediaOne Group 1 .............   2,405,700
      2,700 Netoptix Corp. ...............     463,725
     10,300 Nextel Communications, Inc. -
              Class A 1 ..................   1,526,975
      2,600 Ortel Corp. ..................     487,988
     19,460 Qualcomm, Inc. 1 .............   2,905,622
     39,100 Sprint Corp. .................   2,463,300
     21,700 Sprint PCS Group 1 ...........   1,417,281
     11,600 Tellabs, Inc. 1 ..............     730,619
     13,300 Viacom, Inc. - Class B 1 .....     701,575
                                           -----------
                                            24,084,887
                                           -----------
            THE UBIQUITOUS SEMICONDUCTOR - 0.1%
      5,780 Linear Technology Corp. ......     317,900
      6,000 Teradyne, Inc. 1 .............     493,500
                                           -----------
                                               811,400
                                           -----------
            TIRE & RUBBER - 0.0%
      1,900 Cooper Tire & Rubber Co. .....      23,869
      1,900 Goodrich (B.F.) Co. ..........      54,506
                                           -----------
                                                78,375
                                           -----------
            TOBACCO - 0.2%
      3,300 Fortune Brands, Inc. .........      82,500
     60,000 Philip Morris Cos., Inc. .....   1,267,500
      8,700 UST, Inc. ....................     135,938
                                           -----------
                                             1,485,938
                                           -----------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       28

Asset Management Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2000

     SHARES            DESCRIPTION               VALUE

            TRUCKING, SHIPPING - 0.1%
      9,500 Fedex Corp. ..................  $  370,500
      1,700 Ryder Systems, Inc. ..........      38,569
                                           -----------
                                               409,069
                                           -----------
            UTILITY - ELECTRIC - 0.8%
      6,000 AES Corp.1 ...................     472,500
      2,400 Ameren Corp. .................      74,250
      4,000 American Electric Power Co. ..     119,250
      3,400 Carolina Power & Light Co. ...     110,288
      4,900 Central & South West Corp. ...      83,606
      3,200 Cinergy Corp. ................      68,800
      6,000 CMS Energy ...................     108,750
      7,800 Consolidated Edison, Inc. ....     226,200
      5,300 Constellation Energy Group,
              Inc. .......................     168,938
      5,200 Dominion Resource ............     199,875
      5,100 DTE Energy Co. ...............     147,900
      8,800 Duke Power Co. ...............     462,000
     12,100 Edison International, Inc. ...     200,406
     10,000 Entergy Corp. ................     201,875
     10,100 FirstEnergy Corp. ............     208,313
      5,300 Florida Progress Corp. .......     243,138
      5,800 FPL Group, Inc. ..............     267,163
      2,000 GPU, Inc. ....................      54,750
      4,900 Niagara Mohawk Power Corp. 1 .      66,150
      1,800 New Century Energies, Inc. ...      54,112
      4,000 Northern States Power Co. ....      79,500
      7,500 PECO Energy ..................     276,563
     12,000 PG&E Corp. ...................     252,000
      1,000 Pinnacle West Capital Corp. ..      28,188
      5,900 PPL Corp. ....................     123,531
      7,200 Public Service Enterprise
              Group, Inc. ................     213,300
      6,500 Reliant Energy ...............     152,345
     19,400 Southern Co. .................     421,950
      6,100 Texas Utilities Co. ..........     181,094
      6,800 Unicom Corp. .................     248,200
      4,100 United Water Resources, Inc. .     142,475
                                           -----------
                                             5,657,410
                                           -----------
            UTILITY - GAS, NATURAL GAS - 0.3%
      7,900 Coastal Corp. ................     363,400
      1,600 Columbia Energy Group ........      94,800
      4,900 El Paso Energy Corp. .........     197,838
     18,000 Enron Corp. ..................   1,347,750
      2,700 NICOR, Inc. ..................      88,931
      2,700 ONEOK, Inc. ..................      67,500
      2,500 People's Energy Corp. ........      68,594
      5,349 Sempra Energy ................      89,596
                                           -----------
                                             2,318,409
                                           -----------
            UTILITY - TELEPHONE - 2.1%
     39,400 Bell Atlantic Corp. ..........   2,408,325
     47,800 BellSouth Corp. ..............   2,246,600
     24,500 GTE Corp. ....................   1,739,500

PRINCIPAL
   AMOUNT/
   SHARES            DESCRIPTION                VALUE

     73,330 Lucent Technologies, Inc. .... $ 4,454,798
     90,800 SBC Communications, Inc. .....   3,813,600
     14,800 U.S. West, Inc. ..............   1,074,850
                                           -----------
                                            15,737,673
                                           -----------
TOTAL COMMON STOCKS
   (Cost $280,078,577) ................... 341,388,353
                                           -----------
            NON-CONVERTIBLE CORPORATE
            DEBT - 6.1%
            AEROSPACE - 0.5%
 $3,940,000 Raytheon Co., 5.70%, 11/1/03 .   3,685,464
                                           -----------
            BANKS - 1.5%
  3,890,000 FleetBoston Financial Corp.,
              8.625%, 1/15/07 ............   4,067,645
  2,945,000 First Union Capital II,
              7.95%, 11/15/29 ............   2,831,888
  1,480,000 First Union National,
              6.50%, 12/1/28 .............   1,202,496
    710,000 PNC Funding Corp.,
              6.125%, 2/15/09 ............     634,813
  1,855,000 Republic New York,
              9.70%, 2/1/09 ..............   2,076,105
                                           -----------
                                            10,812,947
                                           -----------
            FINANCIAL SERVICES - 2.0%
  4,200,000 Allstate Corp., 7.20%, 12/1/09   4,024,776
  3,725,000 Bear Stearns Co., 7.625%,
              12/7/09 ....................   3,635,492
    635,000 Farmers Insurance Exchange,
              8.625%, 5/1/24b ............     649,659
            Ford Motor Credit,
  1,450,000   6.55%, 9/10/02 .............   1,424,642
  1,234,000   7.375%, 10/28/09 ...........   1,210,961
  3,850,000 Frank Russell Co., 5.625%,
              1/15/09 ....................   3,362,860
                                           -----------
                                            14,308,390
                                           -----------
            INDUSTRIAL - 1.2%
  5,340,000 Air 2 US, 8.027%, 10/1/19 b ..   5,346,595
            Archstone Communities,
    390,000   6.37%, 10/15/01 ............     381,087
  1,165,000   7.00%, 10/29/01 ............   1,148,275
  2,000,000 ERAC USA Finance Co.,
              6.95%, 3/1/04b .............   1,943,772
    260,000 Prologis Trust, 6.70%, 4/15/04     247,657
                                           -----------
                                             9,067,386
                                           -----------
            UTILITY - ELECTRIC - 0.9%
  3,575,000 Enogex, Inc., 8.125%, 1/15/10    3,611,394
  3,050,000 Nstar, 8.00%, 2/15/10 ........   3,131,295
    140,000 Potomac Edison, 8.00%, 6/1/24      138,189
                                           -----------
                                             6,880,878
                                           -----------
TOTAL NON-CONVERTIBLE CORPORATE DEBT
   (Cost $45,257,907) ....................  44,755,065

                                           -----------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       29

Asset Management Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2000

  PRINCIPAL
    AMOUNT          DESCRIPTION               VALUE

            ASSET-BACKED SECURITIES - 7.1%
$ 8,695,000 Citibank Credit Card Master
              Trust I, 6.65%, 11/15/06 ... $ 8,490,015
            Conseco Finance,
  3,830,000   7.80%, 5/15/20 .............   3,863,532
  5,030,000   7.60%, 12/15/29 ............   5,021,575
  3,140,000 Felco Funding II, 7.72%,
              12/15/05 b .................   3,147,850
            Green Point Manufactured Housing,
  5,060,000   6.01%, 8/15/15 .............   4,908,023
  4,880,000   7.33%, 8/15/20 .............   4,826,686
  4,320,000 Household Automotive Trust IV,
              7.48%, 12/18/06 ............   4,369,529
  3,735,000 Key Auto Finance, 5.83%,
              1/15/07 ....................   3,632,568
            MBNA Master Credit Card Trust,
  5,500,000   6.60%, 11/15/04 ............   5,448,163
  5,100,000   7.00%, 2/15/12 .............   5,025,260
  3,600,000 Union Acceptance Corp.,
              5.64%, 5/8/06 ..............   3,472,326
                                           -----------
TOTAL ASSET-BACKED SECURITIES
   (Cost $52,052,028) ....................  52,205,527
                                           -----------
            COLLATERALIZED MORTGAGE OBLIGATIONS - 2.8%
  7,589,849 Bear Stearns Commercial Mortgage
              Securities, 7.64%, 2/15/09 .   7,659,758
  5,520,000 Chase Mortgage Finance Corp.,
              6.75%, 10/25/28 ............   5,122,456
            Norwest Asset Securities Corp.,
  2,880,000   6.50%, 3/26/29 .............   2,616,350
  5,130,000   7.25%, 12/25/29 ............   4,973,766
                                           -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
   (Cost $20,250,352) ....................  20,372,330
                                           -----------

  PRINCIPAL
    AMOUNT          DESCRIPTION               VALUE

            FOREIGN DEBT - 0.1%
            470,000    Kingdom of Sweden,
              12.00%, 2/1/10 .............     637,114
     95,000 New Zealand Government,
              10.625%, 11/15/05 ..........     111,477
                                           -----------
TOTAL FOREIGN DEBT
   (Cost $795,889) .......................     748,591
                                           -----------
            MUNICIPAL BONDS - 3.4%
    830,000 Connecticut State Development
              Authority Revenue,
              8.375%, 10/15/04 ...........     852,829
  2,595,000 Delaware River Port Authority
              PA &NJ, Series A,
              7.27%, 1/1/07 ..............   2,582,323
  1,560,000 Greater Kentucky Housing
              Assistance Corp.Mortgage
              Revenue, 7.20%, 2/1/06 .....   1,536,542
  5,340,000 Harrisburg, PA Housing Corp.
            Mortgage Revenue, 10.00%,
            7/15/24 ......................   5,668,074
  3,155,000 Lansing, MI Board Water &
              Light Water Supply, Series B,
              7.30%, 7/1/06 ..............   3,144,305
            Multnomah County OR,
  2,120,000   7.20%, 6/1/10 ..............   2,076,472
  2,360,000   7.25%, 6/1/11 ..............   2,315,554
  2,435,000 Ross County, OH Water Co.,Inc.
              Water Revenue, 8.25%, 8/1/25   2,531,718
  2,515,000 Suburban Hospital Healthcare
              System,Inc.,
              7.865%, 2/15/27 ............   2,619,951
  1,455,000 Wyandotte County, KN,
              8.50%, 12/1/05 .............   1,436,817
                                           -----------
TOTAL MUNICIPAL BONDS
   (Cost $24,776,370) ....................  24,764,585
                                           -----------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       30

Asset Management Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2000

  PRINCIPAL
   AMOUNT            DESCRIPTION              VALUE

            U.S. GOVERNMENT AND AGENCIES - 5.5%
 $4,240,346 FGLMC, 6.50%, 4/1/29 ......... $ 3,982,918
  2,357,935 FHLMC Pool #40465,
              6.50%, 10/1/07 .............   2,292,159
 11,846,887 FHLMC, 7.00%, 6/1/09 .........  11,670,784
  5,160,000 FHLMC, 7.00%, 1/15/11 ........   5,002,633
  5,194,444 FHLMC, 6.00%, 3/15/29 ........   4,814,704
  3,990,000 FNMA Pool #382140, 7.03%,
              1/25/07 ....................   3,935,378
  1,887,496 FNMA Pool #323194, 6.361%,
              7/1/08 .....................   1,788,033
  5,388,483 FNMA Pool #190750, 7.00%,
              3/1/09 .....................   5,308,026
  1,917,300 FNMA Pool #381706, 6.26%,
              6/1/09 .....................   1,791,070
                                           -----------
TOTAL U.S. GOVERNMENT AND AGENCIES
   (Cost $41,113,639) ....................  40,585,705
                                           -----------
            U.S. TREASURY SECURITIES - 5.7%
  6,110,000 U.S. Treasury Bond, 8.75%,
               5/15/17 ...................   7,721,513
 14,260,000 U.S. Treasury Bond, 8.125%,
               8/15/19 ...................  17,334,813
 10,999,000 U.S. Treasury Note, 6.625%,
               3/31/02 ...................  11,019,623
  3,105,000 U.S. Treasury Note, 7.875%,
               11/15/04 ..................   3,289,359
  2,060,000 U.S. Treasury Note, 6.00%,
               8/15/09 ...................   2,034,250
                                           -----------
TOTAL U.S. TREASURY SECURITIES
   (Cost $40,300,131)                       41,399,558
                                           -----------

  PRINCIPAL
   AMOUNT            DESCRIPTION              VALUE

            SHORT-TERM INSTRUMENTS - 20.2%
            MUTUAL FUND - 16.6%

122,065,472 Institutional Cash Management
              Fund ....................... 122,065,472
                                          ------------
            U.S. TREASURY SECURITIES - 3.6%
 $  130,000 U.S. Treasury Bill, 4.71%,
               4/6/00a ...................     129,943
  6,200,000 U.S. Treasury Bill, 5.04%,
               4/6/00a ...................   6,197,303
  9,495,000 U.S. Treasury Bill, 5.10%,
               4/6/00a ...................   9,490,870
    150,000 U.S. Treasury Bill, 5.16%,
               4/6/00a ...................     149,935
    260,000 U.S. Treasury Bill, 5.36%,
               4/6/00a ...................     259,887
 10,000,000 U.S. Treasury Bill, 5.77%,
               6/22/00 ...................   9,874,000
                                          ------------
                                            26,101,938
                                          ------------
TOTAL SHORT-TERM INSTRUMENTS
   (Cost $148,167,578) ................... 148,167,410
                                          ------------
TOTAL INVESTMENTS
   (Cost $652,792,471) ..........  97.5%  $714,387,124
OTHER ASSETS IN EXCESS OF
  LIABILITIES ...................   2.5     18,630,211
                                  -----   ------------
NET ASSETS ...................... 100.0%  $733,017,335
                                  =====   ============

--------------------------------------------------------------------------------

(1)Non-income producing security for the year ended March 31, 2000.
(a)Held as collateral by broker for futures contracts.
(b)Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutions.

The following abbreviations are used in the portfolio description:
FNMA   --  Federal National Mortgage Association
FGLMC  --  Federal Government Loan Mortgage Corporation
FHLMC  --  Federal Home Loan Mortgage Corporation

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       31

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Asset Management Portfolio II
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2000

   SHARES           DESCRIPTION               VALUE

            COMMON STOCKS - 32.0%
            ADVERTISING - 0.1%
        750 Clear Channel Communications,
              Inc. 1 ...................... $   51,797
        419 Omnicom Group, Inc. ...........     39,150
                                            ----------
                                                90,947
                                            ----------
            AEROSPACE - 0.3%
      2,069 Boeing Co. ....................     78,493
        471 Conexant Systems ..............     33,441
      2,200 Cordant Technologies ..........    124,438
        711 General Dynamics Corp. ........     35,372
        917 Lockheed Martin Corp. .........     18,741
        106 Northrop Grumman Corp. ........      5,611
        699 Raytheon Co. - Class B ........     12,407
        411 Rockwell International Corp. ..     17,185
                                            ----------
                                               325,688
                                            ----------
            AIRLINES - 0.1%
        496 AMR Corp. 1 ...................     15,810
        529 Delta Air Lines, Inc. .........     28,169
      1,195 Southwest Airlines Co. ........     24,871
        151 US Airways Group, Inc. 1 ......      4,200
                                            ----------
                                                73,050
                                            ----------
            APPAREL, TEXTILES - 0.1%
        489 Liz Claiborne, Inc. ...........     22,402
        596 Nike, Inc. ....................     23,616
        776 Reebok International Ltd. 1 ...      7,178
        352 Springs Industries, Inc. -
              Class A .....................     13,376
        218 V.F. Corp. ....................      5,246
                                            ----------
                                                71,818
                                            ----------
            AUTO RELATED - 0.4%
        304 Autozone, Inc. 1 ..............      8,436
          1 DaimlerChrysler AG 1 ..........         56
        618 Dana Corp. ....................     17,420
      1,873 Delphi Automotive Systems .....     29,968
      3,085 Ford Motor Co. ................    141,717
      1,653 General Motors Corp. ..........    136,889
        352 Genuine Parts Co. .............      8,404
        462 Paccar, Inc. ..................     23,100
        201 Parker-Hannifin Corp. .........      8,304
        481 Timken Co. ....................      7,816
                                            ----------
                                               382,110
                                            ----------
            BANKS - 1.3%
        908 Amsouth Bancorp ...............     13,563
      1,686 Bank of New York Co., Inc. ....     70,074
      2,357 Bank One Corp. ................     81,022
      3,883 Bank of America Corp. .........    203,629
        535 BB&T Corp. ....................     15,013
      1,949 Chase Manhattan Corp. .........    169,928
        725 Fifth Third Bancorp ...........     45,675
      1,976 First Union Corp. .............     73,606

   SHARES           DESCRIPTION               VALUE

      1,430 Fleet Boston Financial Corp. ..     52,195
        292 Golden West Financial Corp. ...      9,107
        548 Huntington Bancshares, Inc. ...     12,261
      1,049 KeyCorp .......................     19,931
      1,083 Mellon Financial Corp. ........     31,948
        420 Morgan, (J.P.) & Co., Inc. ....     55,335
      1,437 National City Corp. ...........     29,638
        505 Northern Trust Corp. ..........     34,119
        297 Southtrust Corp. ..............      7,555
        364 Summit Bancorp ................      9,555
        752 Suntrust Banks, Inc. ..........     43,428
      1,716 U.S. Bancorp ..................     37,538
        565 Union Planters Corp. ..........     17,409
        460 Wachovia Corp. ................     31,079
        599 Washington Mutual, Inc. .......     15,873
      3,906 Wells Fargo Co. ...............    159,902
                                            ----------
                                             1,239,383
                                            ----------
            BEVERAGES - 0.6%
      1,021 Anheuser Busch Cos., Inc. .....     63,557
        107 Brown-Forman Corp. - Class B ..      5,825
      5,861 Coca-Cola Co. .................    275,101
      1,325 Coca-Cola Enterprises, Inc. ...     28,570
      3,432 PepsiCo, Inc. .................    118,618
      1,093 Seagram Co. Ltd. ..............     65,033
                                            ----------
                                               556,704
                                            ----------
            BUILDING & CONSTRUCTION - 0.4%
         84 Armstrong World Industries, Inc.     1,501
        130 Centex Corp. ..................      3,096
        172 Crane Co. .....................      4,053
      5,440 Home Depot, Inc. ..............    350,880
         96 Kaufman & Broad Home Corp. ....      2,058
      1,049 Masco Corp. ...................     21,504
        138 Owens Corning .................      2,674
        728 Stanley Works .................     19,201
        170 Vulcan Materials Co. ..........      7,788
                                            ----------
                                               412,755
                                            ----------
            BUILDING - FOREST PRODUCTS - 0.1%
        416 Boise Cascade Corp. ...........     14,456
        318 Georgia-Pacific Corp. .........     12,581
        158 Johnson Controls, Inc. ........      8,542
        273 Louisiana-Pacific Corp. .......      3,788
        385 Potlatch Corp. ................     16,555
        158 Weyerhaeuser Co. ..............      9,006
                                            ----------
                                                64,928
                                            ----------
            CHEMICALS & TOXIC WASTE - 0.4%
        461 Air Products and Chemicals, Inc.    13,110
      2,628 Du Pont (E.I.) de Nemours & Co.    138,955
        143 Eastman Chemical Co. ..........      6,506
        201 FMC Corp. 1 ...................     11,356


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       32

Asset Management Portfolio II
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2000

   SHARES           DESCRIPTION               VALUE

         45 Great Lakes Chemical Corp. .... $    1,530
        273 Hercules, Inc. ................      4,402
      1,128 Monsanto Co. ..................     58,092
        385 PPG Industries, Inc. ..........     20,140
        481 Rohm & Haas Co. ...............     21,465
      1,401 Union Carbide Corp. ...........     81,696
        187 W.R. Grace & Co. 1 ............      2,373
                                            ----------
                                               359,625
                                            ----------
            CLIENT-SERVER COMPUTING - 0.1%
        414 Adaptec, Inc. 1 ...............     15,991
        525 Citrix Systems, Inc. 1 ........     34,781
      1,099 Compuware Corp. 1 .............     23,148
        380 Lexmark International Group, Inc. -
              Class A .....................     40,185
        839 Peoplesoft, Inc. 1 ............     16,780
                                            ----------
                                               130,885
                                            ----------
            COMPUTER - 1.4%
        389 Apple Computer, Inc. 1 ........     52,831
      3,973 Compaq Computer Corp. .........    105,781
      6,257 Dell Computer Corp. 1 .........    337,487
        798 Gateway, Inc. 1 ...............     42,294
      2,340 Hewlett-Packard Co. ...........    310,196
      4,396 International Business Machines
              Corp. .......................    518,728
                                            ----------
                                             1,367,317
                                            ----------
            COMPUTER SERVICES - 2.0%
        860 3Com Corp. 1 ..................     47,837
      1,423 Automatic Data Processing, Inc.     68,660
        630 Cabletron Systems, Inc. 1 .....     18,467
      2,291 Cendant Corp. 1 ...............     42,383
        364 Ceridian Corp. 1 ..............      6,984
     16,518 Cisco Systems, Inc. 1 .........  1,277,048
        499 Computer Sciences Corp. 1 .....     39,483
      1,054 Electronic Data Systems Corp. .     67,654
      2,458 EMC Corp. 1 ...................    307,250
        330 NCR Corp. 1 ...................     13,241
        805 Parametric Technology Corp. 1 .     16,955
        658 Seagate Technology, Inc. 1 ....     39,644
      1,037 Silicon Graphics, Inc. 1 ......     10,953
                                            ----------
                                             1,956,559
                                            ----------
            COMPUTER SOFTWARE - 2.3%
        266 Adobe Systems, Inc. ...........     29,609
        767 BMC Software, Inc. 1 ..........     37,871
      1,229 Computer Associates International,
              Inc. ........................     72,741
     12,639 Microsoft Corp. 1 .............  1,342,894
        728 Network Appliance, Inc. 1 .....     60,242
      6,983 Oracle Corp. 1 ................    545,110
      1,312 Yahoo!, Inc. 1 ................    224,844
                                            ----------
                                             2,313,311
                                            ----------

   SHARES           DESCRIPTION               VALUE

            CONTAINERS - 0.1%
        613 Crown Cork & Seal Co., Inc. ...      9,808
        393 Owens-Illinois, Inc. 1 ........      6,632
        330 Sealed Air Corp. 1 ............     17,923
        309 Temple Inland, Inc. ...........     15,392
                                            ----------
                                                49,755
                                            ----------
            COSMETICS & TOILETRIES - 0.1%
        120 Alberto-Culver Co. - Class B ..      2,857
      2,410 Gillette Co. ..................     90,827
        163 International Flavors &
              Fragrances, Inc. ............      5,715
                                            ----------
                                                99,399
                                            ----------
            DIVERSIFIED - 0.3%
        244 Allegheny Technologies ........      4,895
        203 Loews Corp. ...................     10,150
      1,049 Minnesota Mining & Manufacturing
              Co. .........................     92,902
        839 Pall Corp. ....................     18,825
        297 Praxair, Inc. .................     12,363
        812 SuperValu, Inc. ...............     15,377
        529 Textron, Inc. .................     32,203
      1,299 United Technologies Corp. .....     82,081
                                            ----------
                                               268,796
                                            ----------
            DRUGS - 1.6%
      2,805 American Home Products Corp. ..    150,418
        434 Biogen, Inc. 1 ................     30,326
      4,724 Bristol-Myers Squibb Co. ......    272,811
      2,345 Lilly (Eli) & Co. .............    147,735
      5,651 Merck & Co., Inc. .............    351,068
      8,036 Pfizer, Inc. ..................    293,816
      3,136 Schering-Plough Corp. .........    115,248
      2,453 Warner-Lambert Co. ............    239,167
                                            ----------
                                             1,600,589
                                            ----------
            ELECTRICAL EQUIPMENT - 1.4%
        948 Emerson Electric Co. ..........     50,125
      7,917 General Electric Co. ..........  1,228,619
         50 ITT Industries ................      1,553
      1,606 Solectron Corp. 1 .............     64,340
        158 W.W. Grainger, Inc. ...........      8,571
                                            ----------
                                             1,353,208
                                            ----------
            ELECTRONICS - 2.7%
        525 Advanced Micro Devices, Inc. 1      29,958
        971 Analog Devices, Inc. 1 ........     78,226
      1,864 Applied Materials, Inc. 1 .....    175,705
      8,026 Intel Corp. ...................  1,058,930
        541 KLA-Tencor Corp. 1 ............     45,579
        764 LSI Logic Corp. 1 .............     55,485
        766 Micron Technology, Inc. 1 .....     96,516
      1,699 Motorola, Inc. ................    241,895


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       33

Asset Management Portfolio II
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2000

   SHARES            DESCRIPTION               VALUE

        616 National Semiconductor Corp. 1. $   37,345
      3,424 Nortel Networks Corp. .........    431,386
        618 Scientific-Atlanta, Inc. ......     39,204
      1,861 Texas Instruments, Inc. .......    297,760
        409 Thermo Electron Corp. 1 .......      8,333
        805 Xilinx, Inc. 1 ................     66,664
                                            ----------
                                             2,662,986
                                            ----------
            ENTERTAINMENT - 0.2%
      4,886 Disney (Walt) Co. .............    202,158
                                            ----------
            ENVIRONMENTAL CONTROL - 0.0%
        471 Allied Waste Industries, Inc.1       3,091
      1,494 Waste Management, Inc. ........     20,449
                                            ----------
                                                23,540
                                            ----------
            FINANCIAL SERVICES - 1.8%
      1,104 American Express Co. ..........    164,427
      1,281 Associates First Capital Corp. -
              Class A .....................     27,461
        216 Bear Stearns Cos., Inc. .......      9,855
        408 Capital One Financial Corp. ...     19,558
        956 Charles Schwab Corp. ..........     54,313
        304 Cincinnati Financial Corp. ....     11,438
      8,359 Citigroup .....................    495,793
        198 Countrywide Credit Industries, Inc.  5,395
      2,312 Fannie Mae ....................    130,483
        896 First Data Corp. ..............     39,648
      2,362 Firstar Corp. .................     54,178
        529 Franklin Resources, Inc. ......     17,688
      1,157 Freddie Mac ...................     51,125
        436 Hartford Financial Services
              Group, Inc. .................     22,999
        999 Household International, Inc. .     37,275
        494 Lehman Brothers, Inc. .........     47,918
      1,911 MBNA Corp. ....................     48,730
        980 Merrill Lynch & Co., Inc. .....    102,900
      2,834 Morgan Stanley Dean Witter
              Discover & Co. ..............    231,148
        697 Paine Webber Group, Inc. ......     30,668
        666 PNC Bank Corp. ................     30,012
        505 Regions Financial Corp. .......     11,520
        261 SLM Holding Corp. .............      8,695
        364 State Street Corp. ............     35,263
        723 Synovus Financial Corp. .......     13,647
        676 T. Rowe Price Associates, Inc.      26,702
        180 U.S. Trust Corp. ..............     34,020
                                            ----------
                                             1,762,859
                                            ----------
            FOOD SERVICES & LODGING - 0.1%
      1,068 Darden Restaurants, Inc. ......     19,024
      3,162 McDonald's Corp. ..............    118,773
        320 Tricon Global Restaurants, Inc.1     9,940
        304 Wendy's International, Inc. ...      6,137
                                            ----------
                                               153,874
                                            ----------

   SHARES           DESCRIPTION               VALUE

            FOODS - 0.3%
      1,451 Archer-Daniels-Midland Co. ....     15,054
        639 Bestfoods .....................     29,913
        764 Campbell Soup Co. .............     23,493
      1,444 ConAgra, Inc. .................     26,173
        668 General Mills, Inc. ...........     24,173
        816 H.J. Heinz Co. ................     28,458
        666 Kellogg Co. ...................     17,066
        742 Nabisco Group Holdings ........      8,904
        283 Quaker Oats Co. ...............     17,157
      1,133 Ralston Purina Group ..........     31,016
      2,235 Sara Lee Corp. ................     40,230
        740 Sysco Corp. ...................     26,409
      1,026 Unilever NV ...................     49,376
        249 Wrigley (Wm.), Jr. Co. ........     19,126
                                            ----------
                                               356,548
                                            ----------
            HEALTHCARE - 0.8%
      3,245 Abbott Laboratories ...........    114,183
        273 Allergan, Inc. ................     13,650
         86 Bausch & Lomb, Inc. ...........      4,488
        651 Biomet, Inc. ..................     23,680
        963 Boston Scientific Corp. 1 .....     20,524
        333 C.R. Bard, Inc. ...............     12,883
        601 Cardinal Health, Inc. .........     27,571
      1,310 Columbia/HCA Healthcare Corp. .     33,159
        702 Guidant Corp. 1 ...............     41,286
      2,000 HEALTHSOUTH Corp. 1 ...........     11,125
      1,140 Humana, Inc.1 .................      8,336
      3,414 Johnson & Johnson .............    239,193
        853 Manor Care1 ...................     11,516
      2,506 Medtronic, Inc. ...............    128,902
        443 St. Jude Medical, Inc. 1 ......     11,435
      1,033 Tenet Healthcare Corp. 1 ......     23,759
        374 United Healthcare Corp. .......     22,300
         81 Wellpoint Health Networks 1 ...      5,660
                                            ----------
                                               753,650
                                            ----------
            HOSPITAL SUPPLIES & HEALTHCARE - 0.2%
        684 Baxter International, Inc. ....     42,878
        484 Becton Dickinson & Co. ........     12,735
         98 Mallinckrodt Group, Inc. ......      2,817
      3,950 Tyco International Ltd. .......    197,006
                                            ----------
                                               255,436
                                            ----------
            HOTEL/MOTEL - 0.0%
        842 Hilton Hotels Corp. ...........      6,525
        501 Marriott International, Inc. ..     15,782
                                            ----------
                                                22,307
                                            ----------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       34

Asset Management Portfolio II
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2000

   SHARES           DESCRIPTION               VALUE

            HOUSEHOLD FURNISHINGS - 0.0%
        606 Maytag Corp. .................. $   20,074
        130 Whirlpool Corp. ...............      7,621
                                            ----------
                                                27,695
                                            ----------
            HOUSEHOLD PRODUCTS - 0.3%
        237 Avery Dennison Corp. ..........     14,472
        491 Clorox Co. ....................     15,958
      1,327 Colgate-Palmolive Co. .........     74,810
      3,131 Procter & Gamble Co. ..........    176,119
        146 Tupperware Corp. ..............      2,309
                                            ----------
                                               283,668
                                            ----------
            INSURANCE - 0.8%
        266 Aetna, Inc. ...................     14,813
        591 Aflac, Inc. ...................     26,927
        997 Allstate Corp. ................     23,741
        546 American General Corp. ........     30,644
      3,756 American International Group, Inc. 411,282
        395 Chubb Corp. ...................     26,687
        429 CIGNA Corp. ...................     32,497
        743 Conseco, Inc. .................      8,498
        448 Jefferson-Pilot Corp. .........     29,820
        385 Lincoln National Corp. ........     12,898
        542 Marsh and McLennan ............     59,789
        172 MBIA, Inc. ....................      8,955
        525 MGIC Investment Corp. .........     22,903
        130 Providian Financial Corp. .....     11,261
        544 Safeco ........................     14,450
        500 St. Paul Cos., Inc. ...........     17,063
        292 Torchmark Corp. ...............      6,753
        613 Unumprovident Corp. ...........     10,421
                                            ----------
                                               769,402
                                            ----------
            LIFE ON THE NET - 0.4%
      5,490 America Online, Inc. 1 ........    369,202
                                            ----------
            LEISURE RELATED - 0.4%
        130 American Greetings Corp. - Class A   2,373
        747 Brunswick Corp. ...............     14,146
      1,011 Carnival Corp. - Class A ......     25,085
        335 Harley-Davidson, Inc. .........     26,591
        603 Harrah's Entertainment, Inc. 1.     11,193
      1,028 Hasbro, Inc. ..................     16,962
      4,220 Jostens, Inc. .................    102,863
        989 Mattel, Inc. ..................     10,323
      9,994 Mirage Resorts, Inc. 1 ........    193,634
        370 Sabre Group Holdings, Inc. ....     13,667
                                            ----------
                                               416,837
                                            ----------
            LIFE SCIENCES REVOLUTION - 0.0%
        484 Pe Corp. - Pe Biosystems Group      46,706
                                           -----------

   SHARES           DESCRIPTION               VALUE

            MACHINERY - 0.2%
        127 Black & Decker Corp. ..........      4,770
        371 Briggs & Stratton Corp. .......     15,257
      1,026 Caterpillar, Inc. .............     40,463
        476 Deere & Co. ...................     18,088
        814 Dover Corp. ...................     38,970
        713 Illinois Tool Works, Inc. .....     39,393
         47 Millipore Corp. ...............      2,653
        359 Navistar International Corp. 1      14,405
         65 Snap-On Tools Corp. ...........      1,702
        234 TRW, Inc. .....................     13,689
                                            ----------
                                               189,390
                                            ----------
            MANAGING THE INFORMATION AGE - 0.1%
        730 Veritas Software Corp. 1 ......     95,630
                                            ----------
            MANUFACTURING - 0.1%
        101 Cooper Industries, Inc. .......      3,535
        280 Danaher Corp. .................     14,280
      1,837 Honeywell International, Inc. .     96,787
                                            ----------
                                               114,602
                                            ----------
            MEDIA - 0.1%
      2,359 CBS Corp. 1 ...................    133,578
                                            ----------
            MEDICAL BIOTECHNOLOGY - 0.2%
      2,501 Amgen, Inc. 1 .................    153,499
                                            ----------
            METALS - 0.2%
        791 Alcan Aluminium Ltd. ..........     26,795
         84 Alcoa, Inc. ...................      5,901
        328 Engelhard Corp. ...............      4,961
        775 Freeport-McMoRan Copper & Gold,
              Inc. - Class B ..............      9,348
        673 Homestake Mining Co. ..........      4,038
        795 Inco, Ltd. ....................     14,558
        325 Newmont Mining Corp. ..........      7,292
        239 Nucor Corp. ...................     11,950
        120 Phelps Dodge Corp. ............      5,700
        745 Placer Dome, Inc. .............      6,053
        971 Reynolds Metals Co. ...........     64,936
        141 USX - U.S. Steel Group ........      3,525
      1,016 Worthington Industries, Inc. ..     12,573
                                            ----------
                                               177,630
                                            ----------
            METALS & MINING - 0.0%
        903 Barrick Gold Corp. ............     14,166
                                            ----------
            MOVE TO OUTSOURCING - 0.0%
        771 Paychex, Inc. .................     40,381
        295 Quintiles Transnational Corp. 1      5,033
                                            ----------
                                                45,414
                                            ----------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       35

Asset Management Portfolio II
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2000

   SHARES           DESCRIPTION               VALUE

            NEW CONSUMER - 0.0%
      1,349 Staples, Inc. 1 ............... $   26,980
        795 TJX Cos., Inc. ................     17,639
                                            ----------
                                                44,619
                                            ----------
            NEW HEALTH CARE PARADIGM - 0.0%
        587 McKesson Hboc, Inc. ...........     12,327
        218 Watson Pharmaceuticals 1 ......      8,652
                                            ----------
                                                20,979
                                            ----------
            OFFICE EQUIPMENT & COMPUTERS - 0.5%
         93 Autodesk, Inc. ................      4,232
        374 Ikon Office Solutions, Inc. ...      2,314
        930 Novell, Inc. 1 ................     26,621
        618 Pitney Bowes, Inc. ............     27,617
      3,766 Sun Microsystems, Inc. 1 ......    352,886
        880 Unisys Corp. 1 ................     22,440
      1,059 Xerox Corp. ...................     27,534
                                            ----------
                                               463,644
                                            ----------
            OIL - DOMESTIC - 0.1%
        678 Atlantic Richfield Co. ........     57,630
        438 Burlington Resources, Inc. ....     16,206
        434 Pactiv Corp. 1 ................      3,798
        572 Phillips Petroleum Co. ........     26,455
        635 Union Pacific Resources Group, Inc.  9,208
        489 Unocal Corp. ..................     14,548
                                            ----------
                                               127,845
                                            ----------
            OIL - INTERNATIONAL - 1.2%
      1,694 Chevron Corp. .................    156,589
      1,461 Conoco, Inc. - Class B ........     37,438
      8,455 Exxon Mobil Corp. .............    657,905
      5,130 Royal Dutch Petroleum Co. .....    295,296
      1,216 Texaco, Inc. ..................     65,208
        234 Tosco Corp. ...................      7,122
                                            ----------
                                             1,219,558
                                            ----------
            OIL EQUIPMENT & SERVICES - 0.1%
        193 Apache Corp. ..................      9,602
      1,255 Schlumberger Ltd. .............     96,008
        428 Transocean Sedco ..............     21,982
                                            ----------
                                               127,592
                                            ----------
            OIL SERVICE - DOMESTIC - 0.1%
         76 Fluor Corp. ...................      2,356
        935 Halliburton Co. ...............     38,335
        371 USX Marathon Group ............      9,669
                                            ----------
                                                50,360
                                            ----------
            PAPER - 0.1%
        455 Fort James Corp. ..............     10,010
      1,241 Kimberly Clark Corp. ..........     69,496

   SHARES           DESCRIPTION               VALUE

        127 Mead Corp. ....................      4,437
        405 Molex, Inc. ...................     23,764
        666 Westvaco Corp. ................     22,228
                                            ----------
                                               129,935
                                            ----------
            PAPER & FOREST PRODUCTS - 0.1%
        177 Champion International Corp. ..      9,425
      1,162 International Paper Co. .......     49,676
        184 Willamette Industries, Inc. ...      7,383
                                            ----------
                                                66,484
                                            ----------
            PETROLEUM PRODUCTS - 0.1%
         17 Arch Coal, Inc. ...............        121
         70 Ashland, Inc. .................      2,341
        747 Baker Hughes, Inc. ............     22,597
        922 Williams Cos., Inc. ...........     40,510
                                            ----------
                                                65,569
                                            ----------
            PETROLEUM RELATED - 0.1%
        460 Amerada Hess Corp. ............     29,728
        166 Kerr-McGee Corp. ..............      9,587
      1,109 Occidental Petroleum Corp. ....     23,012
        505 Rowan Cos., Inc. 1 ............     14,866
        136 Sunoco, Inc. ..................      3,723
                                            ----------
                                                80,916
                                            ----------
            PHARMACEUTICALS - 0.1%
        223 ALZA Corp.1 ...................      8,376
      1,122 Pharmacia & Upjohn, Inc. ......     66,479
                                            ----------
                                                74,855
                                            ----------
            PHOTO EQUIPMENT & SUPPLIES - 0.0%
        891 Eastman Kodak Co. .............     48,392
                                            ----------
            PRINTING & PUBLISHING - 0.5%
        101 Deluxe Corp. ..................      2,677
        268 Donnelley (R.R.) & Sons Co. ...      5,611
        172 Dow Jones & Co., Inc. .........     12,352
        653 Gannett Co., Inc. .............     45,955
        388 Knight-Ridder, Inc. ...........     19,764
        738 McGraw-Hill Cos., Inc. ........     33,579
        359 New York Times Co. - Class A ..     15,415
      3,054 Time Warner, Inc. .............    305,400
         91 Times Mirror Co. - Class A ....      8,457
        500 Tribune Co. ...................     18,281
                                            ----------
                                               467,491
                                            ----------
            PROFESSIONAL SERVICES - 0.1%
        184 Ecolab, Inc. ..................      6,751
        465 H & R Block, Inc. .............     20,809
         81 Harcourt General, Inc. ........      3,017
        642 Interpublic Group of Cos., Inc.     30,335
        309 National Service Industries, Inc.    6,508


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       36

Asset Management Portfolio II
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2000

   SHARES           DESCRIPTION               VALUE

        249 Perkinelmer, Inc. ............. $   16,559
        697 Service Corp. International ...      2,091
                                            ----------
                                                86,070
                                            ----------
            RAILROADS - 0.1%
        949 Burlington Northern Santa Fe ..     20,997
        862 CSX Corp. .....................     20,257
        232 Kansas City Southern Industries,
              Inc. ........................     19,938
        875 Norfolk Southern Corp. ........     12,578
        577 Union Pacific Corp. ...........     22,575
                                            ----------
                                                96,345
                                            ----------
            RE-ENERGIZING AMERICA - 0.0%
        388 Young & Rubicam ...............     18,236
                                            ----------
            REAL ESTATE - 0.0%
        795 Pulte Corp. ...................     16,596
                                            ----------
            RETAIL - 1.7%
        345 Albertson's, Inc. .............     10,695
        500 Bed, Bath & Beyond, Inc. 1 ....     19,688
        635 Best Buy, Inc.1 ...............     54,610
        403 Circuit City Stores, Inc. .....     24,533
      1,064 Consolidated Stores Corp. 1 ...     12,103
      1,169 Costco Wholesale Corp. 1 ......     61,446
        440 CVS Corp. .....................     16,528
        280 Dillard Department Stores, Inc. -
               Class A ....................      4,603
        632 Dollar General Corp. ..........     16,985
        716 Federated Department Stores,
              Inc. 1 ......................     29,893
      2,017 Gap, Inc. .....................    100,472
        440 Great Atlantic & Pacific Tea Co.     8,580
      3,600 Hannaford Brothers, Co. .......    265,500
        661 J.C. Penney Co., Inc. .........      9,834
      1,164 Kmart Corp. 1 .................     11,276
        482 Kohls Corp. 1 .................     49,405
      2,035 Kroger Co. 1 ..................     35,740
        812 Limited, Inc. .................     34,206
        515 Longs Drug Stores, Inc. .......     11,716
        507 Lowe's Cos., Inc. .............     29,596
        682 May Department Stores Co. .....     19,437
        570 Nordstrom, Inc. ...............     16,815
        666 Rite Aid Corp. ................      3,663
      1,143 Safeway, Inc. 1 ...............     51,721
      1,246 Sears, Roebuck & Co. ..........     38,470
        421 Sherwin-Williams Co. ..........      9,236
        411 Tandy Corp. ...................     20,858
        973 Target Corp. ..................     72,732
      1,028 Toys `R' Us, Inc. 1 ...........     15,227
     10,630 Wal-Mart Stores, Inc. .........    589,965
      2,349 Walgreen Co. ..................     60,487
        376 Winn Dixie Stores, Inc. .......      7,309
                                            ----------
                                             1,713,329
                                            ----------

   SHARES           DESCRIPTION               VALUE

            STEEL - 0.0%
      1,645 Bethlehem Steel 1 .............      9,870
                                            ----------
            STORES OF VALUE - 0.3%
        505 Leggett & Platt, Inc. .........     10,858
        750 Office Depot, Inc. 1 ..........      8,672
      9,900 U.S. Foodservice, Inc. 1 ......    254,925
                                            ----------
                                               274,455
                                            ----------
            TELECOMMUNICATIONS - 2.2%
        803 ADC Telecommunications, Inc. 1      43,262
        733 Alltel Corp. ..................     46,225
        699 Andrew Corp. 1 ................     15,990
      6,575 AT&T Corp. ....................    369,844
        261 Centurytel, Inc. ..............      9,690
      2,307 Comcast Corp. - Class A .......    100,066
        213 Comverse Technology 1 .........     40,257
        308 Corning, Inc. .................     59,752
      1,269 Global Crossing Ltd. 1 ........     51,949
        133 IPC Communications 1 ..........     27,398
      5,425 MCI WorldCom, Inc. 1 ..........    245,820
      2,723 MediaOne Group 1 ..............    220,563
        263 Netoptix Corp. ................     45,170
        911 Nextel Communications, Inc. -
              Class A 1 ...................    135,056
        168 Ortel Corp. ...................     31,532
      1,826 Qualcomm, Inc. 1 ..............    272,645
      3,647 Sprint Corp. ..................    229,761
      2,035 Sprint PCS Group 1 ............    132,911
      1,039 Tellabs, Inc. 1 ...............     65,441
      1,219 Viacom, Inc. - Class B 1 ......     64,302
                                            ----------
                                             2,207,634
                                            ----------
            THE UBIQUITOUS SEMICONDUCTOR - 0.1%
        525 Linear Technology Corp. .......     28,875
        496 Teradyne, Inc. 1 ..............     40,796
                                            ----------
                                                69,671
                                            ----------
            TIRE & RUBBER - 0.0%
        194 Cooper Tire & Rubber Co. ......      2,437
        187 Goodrich (B.F.) Co. ...........      5,365
                                            ----------
                                                 7,802
                                            ----------
            TOBACCO - 0.1%
        318 Fortune Brands, Inc. ..........      7,950
      5,531 Philip Morris Cos., Inc. ......    116,842
        753 UST, Inc. .....................     11,766
                                            ----------
                                               136,558
                                            ----------
            TRUCKING, SHIPPING - 0.0%
        831 Fedex Corp. ...................     32,409
        166 Ryder Systems, Inc. ...........      3,766
                                            ----------
                                                36,175
                                            ----------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       37

Asset Management Portfolio II
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2000

   SHARES            DESCRIPTION                VALUE

            UTILITY - ELECTRIC - 0.6%
        598 AES Corp. 1 ................... $   47,093
        229 Ameren Corp. ..................      7,085
        385 American Electric Power Co. ...     11,478
        325 Carolina Power & Light Co. ....     10,542
        486 Central & South West Corp. ....      8,292
        309 Cinergy Corp. .................      6,644
        593 CMS Energy ....................     10,748
        771 Consolidated Edison, Inc. .....     22,359
        529 Constellation Energy Group, Inc.    16,862
        521 Dominion Resource .............     20,026
        515 DTE Energy Co. ................     14,935
        766 Duke Power Co. ................     40,215
      1,097 Edison International, Inc. ....     18,169
        889 Entergy Corp. .................     17,947
        893 FirstEnergy Corp. .............     18,418
        531 Florida Progress Corp. ........     24,360
        572 FPL Group, Inc. ...............     26,348
        197 GPU, Inc. .....................      5,393
        175 New Century Energies, Inc. ....      5,261
        481 Niagara Mohawk Power Corp. 1 ..      6,494
        393 Northern States Power Co. .....      7,811
        747 PECO Energy ...................     27,546
      1,085 PG&E Corp. ....................     22,785
         98 Pinnacle West Capital Corp. ...      2,762
        587 PPL Corp. .....................     12,290
        709 Public Service Enterprise Group,
              Inc. ........................     21,004
        644 Reliant Energy ................     15,094
      1,816 Southern Co. ..................     39,498
        603 Texas Utilities Co. ...........     17,902
        673 Unicom Corp. ..................     24,565
        400 United Water Resources, Inc. ..     13,900
                                            ----------
                                               543,826
                                            ----------
            UTILITY - GAS, NATURAL GAS - 0.2%
        783 Coastal Corp. .................     36,018
        152 Columbia Energy Group .........      9,006
        484 El Paso Energy Corp. ..........     19,542
      1,671 Enron Corp. ...................    125,116
        261 NICOR, Inc. ...................      8,597
        266 ONEOK, Inc. ...................      6,650
        244 People's Energy Corp. .........      6,695
        528 Sempra Energy .................      8,844
                                            ----------
                                               220,468
                                            ----------

  PRINCIPAL
   AMOUNT/
   SHARES            DESCRIPTION                VALUE

            UTILITY - TELEPHONE - 1.5%
      3,696 Bell Atlantic Corp. ...........    225,918
      4,418 BellSouth Corp. ...............    207,646
      2,318 GTE Corp. .....................    164,578
      6,843 Lucent Technologies, Inc. .....    415,712
      8,457 SBC Communications, Inc. ......    355,194
      1,361 U.S. West, Inc. ...............     98,843
                                            ----------
                                             1,467,891
                                            ----------
TOTAL COMMON STOCKS
   (Cost $25,448,098) ..................... 31,640,769
                                            ----------
            NON-CONVERTIBLE CORPORATE
            DEBT - 7.3%
            AEROSPACE - 0.7%
 $  720,000 Raytheon Co., 5.70%, 11/1/03 ..    673,486
                                            ----------
            BANKS - 1.9%
    535,000 First Union Capital II,
              7.95%, 11/15/29 .............    514,452
    265,000 First Union National,
              6.50%, 12/1/28 ..............    215,312
    745,000 FleetBoston Financial Corp.,
              8.625%, 1/15/07 .............    779,022
    335,000 Republic New York,
              9.70%, 2/1/09 ...............    374,930
                                            ----------
                                             1,883,716
                                            ----------
            FINANCIAL SERVICES - 2.5%
    775,000 Allstate Corp., 7.20%, 12/1/09     742,667
    150,000 American Express Master Trust,
              5.375%, 7/15/01 .............    149,168
    725,000 Bear Stearns Co., 7.625%, 12/7/09  707,579
    150,000 Farmers Insurance Exchange,
              8.625%, 5/1/24b .............    153,463
     55,000 Ford Motor Credit Co.,
              6.55%, 9/10/02 ..............     54,038
    725,000 Frank Russell Co., 5.625%,
              1/15/09 .....................    633,266
                                            ----------
                                             2,440,181
                                            ----------
            INDUSTRIAL - 1.4%
  1,050,000 Air 2 US, 8.027%, 10/1/19b ....  1,051,297
            Archstone Communities,
     75,000   6.37%, 10/15/01 .............     73,286
    225,000   7.00%, 10/29/01 .............    221,770
     80,000 Prologis Trust, 6.70%, 4/15/04      76,202
                                            ----------
                                             1,422,555
                                            ----------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       38

Asset Management Portfolio II
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2000

 PRINCIPAL
   AMOUNT            DESCRIPTION              VALUE

            UTILITY - ELECTRIC - 0.8%
 $  675,000 Enogex Inc., 8.125%, 1/15/10 .. $  681,872
     60,000 Potomac Edison, 8.00%, 6/1/24 .     59,224
                                            ----------
                                               741,096
                                            ----------
TOTAL NON-CONVERTIBLE CORPORATE DEBT
   (Cost $7,265,260) ......................  7,161,034
                                            ----------
            ASSET-BACKED SECURITIES - 10.4%
    680,000 American Express Master Trust,
              7.85%, 8/15/05 ..............    695,337
    740,000 Americredit Automobile Receivables
              Trust, 5.88%, 12/12/05 ......    720,719
  1,815,000 Citibank Credit Card Master
              Trust I, 6.65%, 11/15/06 .... 1,772,211
            Conseco Finance,
    690,000   7.80%, 5/15/20 ..............    696,041
    890,000   7.60%, 12/15/29 .............    888,509
    560,000 Felco Funding II, 7.72%,
              12/15/05b ...................    561,400
            Green Point Manufactured Housing,
    980,000   6.01%, 8/15/15 ..............    950,566
    890,000   7.33%, 8/15/20 ..............    880,277
    715,000 Key Auto Finance, 5.83%, 1/15/07   695,391
            MBNA Master Credit Card Trust,
  1,000,000   6.60%, 11/15/04 .............    990,575
    805,000   7.00%, 2/15/12 ..............    793,203
    690,000 Union Acceptance Corp.,
              5.64%, 5/8/06 ...............    665,529
                                            ----------
TOTAL ASSET-BACKED SECURITIES
   (Cost $10,295,677) ..................... 10,309,758
                                            ----------
            COLLATERALIZED MORTGAGE OBLIGATIONS - 3.6%
  1,200,232 Bear Stearns Commercial Mortgage
              Securities, 7.64%, 2/15/09 ..  1,211,287
    990,000 Chase Mortgage Finance Corp.,
              6.75%, 10/25/28 .............    918,701
            Norwest Asset Securities Corp.,
    540,000   6.50%, 3/26/29 ..............    490,566
    980,000   7.25%, 12/25/29 .............    950,154
                                            ----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
   (Cost $3,549,562) ......................  3,570,708
                                            ----------
            FOREIGN DEBT - 0.4%
    150,000 Kingdom of Sweden,
              12.00%, 2/1/10 ..............    203,334
            New Zealand Government,
     65,000   10.625%, 11/15/05 ...........     76,273
    125,000   8.75%, 12/15/06 .............    137,829
                                            ----------
TOTAL FOREIGN DEBT
   (Cost $432,033) ........................    417,436
                                            ----------

 PRINCIPAL
   AMOUNT            DESCRIPTION              VALUE

            MUNICIPAL BONDS - 5.0%
    500,000 Delaware River Port Authority PA&NJ,
              7.27%, 1/1/07 ...............    497,558
  1,025,000 Harrisburg, PA Housing Corp.
              Mortgage Revenue, 10.00%,
              7/15/24 .....................  1,087,973
    535,000 Hillsborough County, FLFuel Tax
              Revenue, 6.00%, 12/1/11 .....    476,311
    605,000 Lansing, MI BoardWater &Light
              Water Supply, Series B,
              7.30%, 7/1/06 ...............    602,949
            Multnomah County, OR,
    385,000   7.20%, 6/1/10 ...............    377,095
    430,000   7.25%, 6/1/11 ...............    421,902
    445,000 Ross County, OHWater Co., Inc.
              Water Revenue, 8.25%, 8/1/25     462,675
    480,000 Suburban Hospital Healthcare
              Systems, Inc., 7.865%, 2/15/27   500,030
    610,000 Virginia State Housing Development
              Authority, Series A, 6.51%,
              5/1/19 ......................    543,351
                                            ----------
TOTAL MUNICIPAL BONDS
   (Cost $4,949,626)                         4,969,844
                                            ----------
            U.S. GOVERNMENT AND AGENCIES - 9.4%
    959,354 FGLMC, 6.50%, 4/1/29 ..........    901,113
  2,698,294 FGLMC, 6.50%, 7/1/29 ..........  2,534,482
  2,215,732 FHLMC, 7.00%, 6/1/09 ..........  2,182,795
    919,946 FHLMC, 6.00%, 3/15/29 .........    852,694
    765,000 FNMA, Pool #382140, 7.03%, 1/25/07 754,527
    710,875 FNMA, Pool #323194, 6.361%, 7/1/08 673,415
    968,787 FNMA, Pool #190750, 7.00%, 3/1/09  954,321
    402,688 FNMA, Pool #303981, 7.00%, 10/1/09 396,675
                                            ----------
TOTAL U.S. GOVERNMENT AND AGENCIES
   (Cost $9,393,675) ......................  9,250,022
                                            ----------
            U.S. TREASURY SECURITIES - 6.8%
  3,717,000 U.S. Treasury Bond, 8.125%,
               8/15/19 ....................  4,518,478
  1,961,000 U.S. Treasury Note, 6.625%,
               3/31/02 ....................  1,964,677
     10,000 U.S. Treasury Note, 6.00%,
               8/15/09 ....................      9,875
    239,000 U.S. Treasury Note, 7.875%,
               11/15/04 ...................    253,191
                                            ----------
TOTAL U.S. TREASURY SECURITIES
   (Cost $6,561,765) ......................  6,746,221
                                            ----------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       39

Asset Management Portfolio II
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2000

PRINCIPAL
   AMOUNT/
   SHARES            DESCRIPTION                VALUE

            SHORT-TERM INSTRUMENTS - 22.1%
            MUTUAL FUND - 10.8%
 10,615,241 Institutional Cash Management
              Fund ........................ $10,615,241
                                            -----------
            U.S. TREASURY SECURITIES - 11.3%
 $  210,000 U.S. Treasury Bill, 5.04%,
               4/6/00a ....................     209,909
    600,000 U.S. Treasury Bill, 5.05%,
               4/6/00a ....................     599,739
  1,490,000 U.S. Treasury Bill, 5.10%,
               4/6/00a ....................   1,489,352
  9,000,000 U.S. Treasury Bill, 5.77%,
               6/22/00 ....................   8,886,600
                                            -----------
                                             11,185,600
                                            -----------
TOTAL SHORT-TERM INSTRUMENTS
   (Cost $21,799,566) .....................  21,800,841
                                            -----------
TOTAL INVESTMENTS
   (Cost $89,695,802) .............  97.0%  $95,866,633
OTHER ASSETS IN EXCESS OF LIABILITIES 3.0     2,961,209
                                    -----   -----------
NET ASSETS ........................ 100.0%  $98,827,842
                                    =====   ===========

--------------------------------------------------------------------------------

(1)Non-income producing security for the year ended March 31, 2000.

(a)Held as collateral by broker for futures contracts.

(b)Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutions.

The following abbreviations are used in the portfolio description:
FNMA   --  Federal National Mortgage Association
FGLMC  --  Federal Government Loan Mortgage Corporation
FHLMC  --  Federal Home Loan Mortgage Corporation

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       40

Asset Management Portfolio III
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2000

   SHARES            DESCRIPTION               VALUE

            COMMON STOCKS - 13.2%
            ADVERTISING - 0.1%
        138 Clear Channel Communications,
              Inc. 1 .....................  $    9,531
         68 Omnicom Group, Inc. ..........       6,354
                                            ----------
                                                15,885
                                            ----------
            AEROSPACE - 0.1%
        345 Boeing Co. ...................      13,088
         77 Conexant Systems .............       5,467
        300 Cordant Technologies .........      16,969
        116 General Dynamics Corp. .......       5,771
        165 Lockheed Martin Corp. ........       3,372
         17 Northrop Grumman Corp. .......         900
        114 Raytheon Co. - Class B .......       2,023
         67 Rockwell International Corp. .       2,801
                                            ----------
                                                50,391
                                            ----------
            AIRLINES - 0.0%
         81 AMR Corp. 1 ..................       2,582
         86 Delta Air Lines, Inc. ........       4,579
        210 Southwest Airlines Co. .......       4,371
         25 US Airways Group, Inc. 1 .....         695
                                            ----------
                                                12,227
                                            ----------
            APPAREL, TEXTILES - 0.0%
         79 Liz Claiborne, Inc. ..........       3,619
         97 Nike, Inc. ...................       3,844
        142 Reebok International Ltd. 1 ..       1,313
         57 Springs Industries, Inc. - Class A   2,166
         35 V.F. Corp. ...................         842
                                            ----------
                                                11,784
                                            ----------
            AUTO RELATED - 0.2%
         49 Autozone, Inc. 1 .............       1,360
        100 Dana Corp. ...................       2,819
        320 Delphi Automotive Systems ....       5,120
        534 Ford Motor Co. ...............      24,531
        285 General Motors Corp. .........      23,602
         57 Genuine Parts Co. ............       1,361
         75 Paccar, Inc. .................       3,750
         33 Parker-Hannifin Corp. ........       1,363
         78 Timken Co. ...................       1,267
                                            ----------
                                                65,173
                                            ----------
            BANKS - 0.5%
        164 Amsouth Bancorp ..............       2,450
        290 Bank of New York Co., Inc. ...      12,053
        415 Bank One Corp. ...............      14,266
        580 Bank of America Corp. ........      30,405
         87 BB&T Corp. ...................       2,441
        233 Chase Manhattan Corp. ........      20,315
        118 Fifth Third Bancorp ..........       7,434
        337 First Union Corp. ............      12,553

   SHARES            DESCRIPTION               VALUE

        249 Fleet Boston Financial Corp. .       9,088
         47 Golden West Financial Corp. ..       1,466
         89 Huntington Bancshares, Inc. ..       1,991
        187 KeyCorp ......................       3,553
        192 Mellon Financial Corp. .......       5,664
         84 Morgan, (J.P.) & Co., Inc. ...      11,067
        250 National City Corp. ..........       5,156
         82 Northern Trust Corp. .........       5,540
         48 Southtrust Corp. .............       1,221
         59 Summit Bancorp ...............       1,549
        122 Suntrust Banks, Inc. .........       7,045
        295 U.S. Bancorp .................       6,453
         92 Union Planters Corp. .........       2,835
         75 Wachovia Corp. ...............       5,067
         97 Washington Mutual, Inc. ......       2,570
        567 Wells Fargo Co. ..............      23,212
                                            ----------
                                               195,394
                                            ----------
            BEVERAGES - 0.3%
        182 Anheuser Busch Cos., Inc. ....      11,329
         18 Brown-Forman Corp. - Class B .         980
        917 Coca-Cola Co. ................      43,042
        231 Coca-Cola Enterprises, Inc. ..       4,981
        490 PepsiCo, Inc. ................      16,936
        194 Seagram Co. Ltd. .............      11,543
                                            ----------
                                                88,811
                                            ----------
            BUILDING & CONSTRUCTION - 0.2%
         14 Armstrong World Industries, Inc.       250
         21 Centex Corp. .................         500
         28 Crane Co. ....................         660
        849 Home Depot, Inc. .............      54,760
         16 Kaufman & Broad Home Corp. ...         343
        187 Masco Corp. ..................       3,833
         23 Owens Corning ................         446
        118 Stanley Works ................       3,112
         28 Vulcan Materials Co. .........       1,283
                                            ----------
                                                65,187
                                            ----------
            BUILDING - FOREST PRODUCTS - 0.0%
         68 Boise Cascade Corp. ..........       2,363
         52 Georgia-Pacific Corp. ........       2,057
         26 Johnson Controls, Inc. .......       1,406
         44 Louisiana-Pacific Corp. ......         610
         63 Potlatch Corp. ...............       2,709
         26 Weyerhaeuser Co. .............       1,482
                                            ----------
                                                10,627

                                            ----------

            CHEMICALS & TOXIC WASTE - 0.2%

         75 Air Products and Chemicals, Inc.     2,133
        459 Du Pont (E.I.) de Nemours & Co.     24,270

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       41

Asset Management Portfolio III
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2000

   SHARES            DESCRIPTION               VALUE

         23 Eastman Chemical Co. .........   $   1,046
         33 FMC Corp. 1 ..................       1,864
          7 Great Lakes Chemical Corp. ...         238
         44 Hercules, Inc. ...............         709
        200 Monsanto Co. .................      10,300
         63 PPG Industries, Inc. .........       3,296
         78 Rohm & Haas Co. ..............       3,481
        244 Union Carbide Corp. ..........      14,228
         30 W.R. Grace & Co. 1 ...........         381
                                            ----------
                                                61,946
                                            ----------
            CLIENT-SERVER COMPUTING - 0.1%
         67 Adaptec, Inc. 1 ..............       2,588
         85 Citrix Systems, Inc. 1 .......       5,631
        195 Compuware Corp. 1 ............       4,107
         62 Lexmark International Group,
              Inc. - Class A .............       6,556
        152 Peoplesoft, Inc. 1 ...........       3,040
                                            ----------
                                                21,922
                                            ----------
            COMPUTER - 0.6%
         79 Apple Computer, Inc. 1 .......      10,729
        594 Compaq Computer Corp. ........      15,815
        981 Dell Computer Corp. 1 ........      52,913
        146 Gateway, Inc. 1 ..............       7,738
        315 Hewlett-Packard Co. ..........      41,757
        663 International Business Machines
              Corp. ......................      78,234
                                            ----------
                                               207,186
                                            ----------
            COMPUTER SERVICES - 0.8%
        156 3Com Corp. 1 .................       8,677
        247 Automatic Data Processing, Inc.     11,918
        102 Cabletron Systems, Inc. 1 ....       2,990
        404 Cendant Corp. 1 ..............       7,474
         59 Ceridian Corp. 1 .............       1,132
      2,562 Cisco Systems, Inc. 1 ........     198,075
         81 Computer Sciences Corp. 1 ....       6,409
        187 Electronic Data Systems Corp.       12,003
        332 EMC Corp. 1 ..................      41,500
         54 NCR Corp. 1 ..................       2,167
        147 Parametric Technology Corp. 1        3,096
        107 Seagate Technology, Inc. 1 ...       6,447
        185 Silicon Graphics, Inc. 1 .....       1,954
                                            ----------
                                               303,842
                                            ----------
            COMPUTER SOFTWARE - 1.0%
         43 Adobe Systems, Inc. ..........       4,786
        124 BMC Software, Inc. 1 .........       6,122
        216 Computer Associates International,
              Inc. .......................      12,784
      1,983 Microsoft Corp. 1 ............     210,694

   SHARES            DESCRIPTION               VALUE

        134 Network Appliance, Inc. 1 ....      11,088
      1,115 Oracle Corp. 1 ...............      87,040
        129 Yahoo!, Inc. 1 ...............      22,107
                                            ----------
                                               354,621
                                            ----------
            CONTAINERS - 0.0%
        100 Crown Cork & Seal Co., Inc. ..       1,600
         64 Owens-Illinois, Inc. 1 .......       1,080
         54 Sealed Air Corp. 1 ...........       2,933
         50 Temple Inland, Inc. ..........       2,491
                                            ----------
                                                 8,104
                                            ----------
            COSMETICS & TOILETRIES - 0.0%
         19 Alberto-Culver Co. - Class B .         452
        424 Gillette Co. .................      15,979
         26 International Flavors & Fragrances,
              Inc. .......................         912
                                            ----------
                                                17,343
                                            ----------
            DIVERSIFIED - 0.1%
         40 Allegheny Technologies .......         802
         33 Loews Corp. ..................       1,650
        187 Minnesota Mining & Manufacturing
              Co. ........................      16,561
        152 Pall Corp. ...................       3,410
         48 Praxair, Inc. ................       1,998
        148 SuperValu, Inc. ..............       2,803
         86 Textron, Inc. ................       5,235
        227 United Technologies Corp. ....      14,344
                                            ----------
                                                46,803
                                            ----------
            DRUGS - 0.7%
        488 American Home Products Corp. .      26,169
         70 Biogen, Inc. 1 ...............       4,891
        716 Bristol-Myers Squibb Co. .....      41,349
        413 Lilly (Eli) & Co. ............      26,019
        883 Merck & Co., Inc. ............      54,856
      1,286 Pfizer, Inc. .................      47,019
        442 Schering-Plough Corp. ........      16,243
        331 Warner-Lambert Co. ...........      32,272
                                            ----------
                                               248,818
                                            ----------
            ELECTRICAL EQUIPMENT - 0.6%
        170 Emerson Electric Co. .........       8,989
      1,167 General Electric Co. .........     181,104
          8 ITT Industries ...............         248
        276 Solectron Corp. 1 ............      11,057
         26 W.W. Grainger, Inc. ..........       1,410
                                            ----------
                                               202,808
                                            ----------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

Asset Management Portfolio III
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2000

   SHARES            DESCRIPTION               VALUE

            ELECTRONICS - 1.0%
         85 Advanced Micro Devices, Inc. 1  $    4,850
        172 Analog Devices, Inc. 1 .......      13,857
        194 Applied Materials, Inc. 1 ....      18,296
      1,185 Intel Corp. ..................     156,346
         88 KLA-Tencor Corp. 1 ...........       7,414
        140 LSI Logic Corp. 1 ............      10,167
        141 Micron Technology, Inc. 1 ....      17,766
        192 Motorola, Inc. ...............      27,336
        100 National Semiconductor Corp. 1       6,062
        481 Nortel Networks Corp. ........      60,568
        100 Scientific-Atlanta, Inc. .....       6,344
        236 Texas Instruments, Inc. ......      37,760
         67 Thermo Electron Corp. 1 ......       1,365
        147 Xilinx, Inc. 1 ...............      12,173
                                            ----------
                                               380,304
                                            ----------
            ENTERTAINMENT - 0.1%
        742 Disney (Walt) Co. ............      30,700
                                            ----------
            ENVIRONMENTAL CONTROL - 0.0%
         77 Allied Waste Industries, Inc.1         505
        259 Waste Management, Inc. .......       3,545
                                            ----------
                                                 4,050
                                            ----------
            FINANCIAL SERVICES - 0.7%
         96 American Express Co. .........      14,298
        224 Associates First Capital Corp. -
              Class A ....................       4,802
         35 Bear Stearns Cos., Inc. ......       1,597
         66 Capital One Financial Corp. ..       3,164
        172 Charles Schwab Corp. .........       9,772
         49 Cincinnati Financial Corp. ...       1,844
      1,339 Citigroup ....................      79,419
         32 Countrywide Credit Industries, Inc.    872
        408 Fannie Mae ...................      23,026
        162 First Data Corp. .............       7,168
        400 Firstar Corp. ................       9,175
         86 Franklin Resources, Inc. .....       2,876
        204 Freddie Mac ..................       9,014
         71 Hartford Financial Services Group,
              Inc. .......................       3,745
        179 Household International, Inc.        6,679
         80 Lehman Brothers, Inc. ........       7,760
        327 MBNA Corp. ...................       8,338
        175 Merrill Lynch & Co., Inc. ....      18,375
        393 Morgan Stanley Dean Witter
              Discover & Co. .............      32,054
        113 Paine Webber Group, Inc. .....       4,972
        108 PNC Bank Corp. ...............       4,867
         82 Regions Financial Corp. ......       1,871
         42 SLM Holding Corp. ............       1,399

   SHARES            DESCRIPTION               VALUE

         59 State Street Corp. ...........       5,716
        117 Synovus Financial Corp. ......       2,208
        110 T. Rowe Price Associates, Inc.       4,345
         46 U.S. Trust Corp. .............       8,694
                                            ----------
                                               278,050
                                            ----------
            FOOD SERVICES & LODGING - 0.1%
        190 Darden Restaurants, Inc. .....       3,384
        446 McDonald's Corp. .............      16,753
         49 Wendy's International, Inc. ..         989
                                            ----------
                                                21,126
                                            ----------
            FOODS - 0.2%
        252 Archer-Daniels-Midland Co. ...       2,614
        104 Bestfoods ....................       4,868
        140 Campbell Soup Co. ............       4,305
        251 ConAgra, Inc. ................       4,549
        109 General Mills, Inc. ..........       3,944
        133 H.J. Heinz Co. ...............       4,638
        108 Kellogg Co. ..................       2,767
        121 Nabisco Group Holdings .......       1,452
         46 Quaker Oats Co. ..............       2,789
        200 Ralston Purina Group .........       5,475
        379 Sara Lee Corp. ...............       6,822
        120 Sysco Corp. ..................       4,282
         52 Tricon Global Restaurants, Inc.1     1,615
        183 Unilever NV ..................       8,807
         40 Wrigley (Wm.), Jr. Co. .......       3,072
                                            ----------
                                                61,999
                                            ----------
            HEALTHCARE - 0.3%
        460 Abbott Laboratories ..........      16,186
         44 Allergan, Inc. ...............       2,200
         14 Bausch & Lomb, Inc. ..........         731
        106 Biomet, Inc. .................       3,856
        173 Boston Scientific Corp. 1 ....       3,687
         54 C.R. Bard, Inc. ..............       2,089
         98 Cardinal Health, Inc. ........       4,496
        229 Columbia/HCA Healthcare Corp.        5,797
        114 Guidant Corp. 1 ..............       6,705
        341 HEALTHSOUTH Corp. 1 ..........       1,897
        201 Humana, Inc. 1 ...............       1,470
        487 Johnson & Johnson ............      34,120
        155 Manor Care1 ..................       2,092
        439 Medtronic, Inc. ..............      22,581
         72 St. Jude Medical, Inc. 1 .....       1,858
        184 Tenet Healthcare Corp. 1 .....       4,232
         61 United Healthcare Corp. ......       3,637
         13 Wellpoint Health Networks 1 ..         908
                                            ----------
                                               118,542
                                            ----------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       43

Asset Management Portfolio III
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2000

   SHARES            DESCRIPTION               VALUE

            HOSPITAL SUPPLIES & HEALTHCARE - 0.1%
        111 Baxter International, Inc. ...  $    6,958
         79 Becton Dickinson & Co. .......       2,079
         16 Mallinckrodt Group, Inc. .....         460
        590 Tyco International Ltd. ......      29,426
                                            ----------
                                                38,923
                                            ----------
            HOTEL/MOTEL - 0.0%
        153 Hilton Hotels Corp. ..........       1,186
         81 Marriott International, Inc. .       2,551
                                            ----------
                                                 3,737
                                            ----------
            HOUSEHOLD FURNISHINGS - 0.0%
         98 Maytag Corp. .................       3,246
         21 Whirlpool Corp. ..............       1,231
                                            ----------
                                                 4,477
                                            ----------
            HOUSEHOLD PRODUCTS - 0.1%
         39 Avery Dennison Corp. .........       2,381
         80 Clorox Co. ...................       2,600
        232 Colgate-Palmolive Co. ........      13,079
        441 Procter & Gamble Co. .........      24,806
         24 Tupperware Corp. .............         379
                                            ----------
                                                43,245
                                            ----------
            INSURANCE - 0.3%
         43 Aetna, Inc. ..................       2,395
         96 Aflac, Inc. ..................       4,374
        178 Allstate Corp. ...............       4,239
         89 American General Corp. .......       4,995
        559 American International Group, Inc.  61,210
         64 Chubb Corp. ..................       4,324
         70 CIGNA Corp. ..................       5,302
        137 Conseco, Inc. ................       1,567
         73 Jefferson-Pilot Corp. ........       4,859
         63 Lincoln National Corp. .......       2,111
        104 Marsh and McLennan ...........      11,473
         28 MBIA, Inc. ...................       1,458
         85 MGIC Investment Corp. ........       3,708
         21 Providian Financial Corp. ....       1,819
         88 Safeco .......................       2,338
         81 St. Paul Cos., Inc. ..........       2,764
         47 Torchmark Corp. ..............       1,087
        100 Unumprovident Corp. ..........       1,700
                                            ----------
                                               121,723
                                            ----------

   SHARES            DESCRIPTION               VALUE

            LEISURE RELATED - 0.2%
         21 American Greetings Corp. - Class A     383
        121 Brunswick Corp. ..............       2,291
        180 Carnival Corp. - Class A .....       4,466
         54 Harley-Davidson, Inc. ........       4,286
         98 Harrah's Entertainment, Inc. 1       1,819
        183 Hasbro, Inc. .................       3,020
        630 Jostens, Inc. ................      15,356
        177 Mattel, Inc. .................       1,847
      1,678 Mirage Resorts, Inc. 1 .......      32,511
         58 Sabre Group Holdings, Inc. ...       2,142
                                            ----------
                                                68,121
                                            ----------
            LIFE ON THE NET - 0.2%
        857 America Online, Inc. 1 .......      57,633
                                            ----------
            LIFE SCIENCES REVOLUTION - 0.0%
         79 Pe Corp. - Pe Biosystems Group       7,624
                                            ----------
            MACHINERY - 0.1%
         21 Black & Decker Corp. .........         789
         60 Briggs & Stratton Corp. ......       2,468
        183 Caterpillar, Inc. ............       7,217
         77 Deere & Co. ..................       2,926
        132 Dover Corp. ..................       6,320
        116 Illinois Tool Works, Inc. ....       6,409
          8 Millipore Corp. ..............         452
         58 Navistar International Corp. 1       2,327
         11 Snap-On Tools Corp. ..........         288
         38 TRW, Inc. ....................       2,223
                                            ----------
                                                31,419
                                            ----------
            MANAGING THE INFORMATION AGE - 0.0%
        115 Veritas Software Corp. 1 .....      15,065
                                            ----------
            MANUFACTURING - 0.1%
         16 Cooper Industries, Inc. ......         560
         46 Danaher Corp. ................       2,346
        315 Honeywell International, Inc.       16,597
                                            ----------
                                                19,503
                                            ----------
            MEDIA - 0.1%
        399 CBS Corp. 1 ..................      22,593
                                            ----------
            MEDICAL BIOTECHNOLOGY - 0.1%
        439 Amgen, Inc. 1 ................      26,944
                                            ----------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       44

Asset Management Portfolio III
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2000

   SHARES            DESCRIPTION               VALUE

            METALS - 0.1%

        145 Alcan Aluminium Ltd. .........  $    4,912
         14 Alcoa, Inc. ..................         984
         53 Engelhard Corp. ..............         802
        126 Freeport-McMoRan Copper & Gold,
              Inc. - Class B .............       1,520
        109 Homestake Mining Co. .........         654
        129 Inco, Ltd. ...................       2,362
         53 Newmont Mining Corp. .........       1,189
         39 Nucor Corp. ..................       1,950
         19 Phelps Dodge Corp. ...........         903
        137 Placer Dome, Inc. ............       1,113
        174 Reynolds Metals Co. ..........      11,636
         23 USX - U.S. Steel Group .......         575
        181 Worthington Industries, Inc. .       2,240
                                            ----------
                                                30,840
                                            ----------
            METALS & MINING - 0.0%
        163 Barrick Gold Corp. ...........       2,557
                                            ----------
            MOVE TO OUTSOURCING - 0.0%
        142 Paychex, Inc. ................       7,437
         32 Quintiles Transnational Corp. 1        546
                                            ----------
                                                 7,983
                                            ----------
            NEW CONSUMER - 0.0%
        235 Staples, Inc. 1 ..............       4,700
        129 TJX Cos., Inc. ...............       2,862
                                            ----------
                                                 7,562
                                            ----------
            NEW HEALTH CARE PARADIGM - 0.0%
         95 McKesson Hboc, Inc. ..........       1,995
         35 Watson Pharmaceuticals 1 .....       1,389
                                            ----------
                                                 3,384
                                            ----------
            OFFICE EQUIPMENT & COMPUTERS - 0.2%
         15 Autodesk, Inc. ...............         683
         61 Ikon Office Solutions, Inc. ..         377
        167 Novell, Inc. 1 ...............       4,780
        100 Pitney Bowes, Inc. ...........       4,469
        560 Sun Microsystems, Inc. 1 .....      52,474
        159 Unisys Corp. 1 ...............       4,055
        188 Xerox Corp. ..................       4,888
                                            ----------
                                                71,726
                                            ----------
            OIL - DOMESTIC - 0.1%
        126 Atlantic Richfield Co. .......      10,710
         71 Burlington Resources, Inc. ...       2,627
         70 Pactiv Corp. 1 ...............         613
         93 Phillips Petroleum Co. .......       4,301
        103 Union Pacific Resources Group, Inc.  1,494
         79 Unocal Corp. .................       2,350
                                            ----------
                                                22,095
                                            ----------

   SHARES            DESCRIPTION               VALUE

            OIL - INTERNATIONAL - 0.5%
        291 Chevron Corp. ................      26,899
        254 Conoco, Inc. - Class B .......       6,509
      1,255 Exxon Mobil Corp. ............      97,655
        782 Royal Dutch Petroleum Co. ....      45,014
        214 Texaco, Inc. .................      11,476
         38 Tosco Corp. ..................       1,157
                                            ----------
                                               188,710
                                            ----------
            OIL EQUIPMENT & SERVICES - 0.1%
         31 Apache Corp. .................       1,542
        220 Schlumberger Ltd. ............      16,830
         70 Transocean Sedco .............       3,596
                                            ----------
                                                21,968
                                            ----------
            OIL SERVICE - DOMESTIC - 0.0%
         12 Fluor Corp. ..................         372
        168 Halliburton Co. ..............       6,888
         60 USX Marathon Group ...........       1,564
                                            ----------
                                                 8,824
                                            ----------
            PAPER - 0.1%
         74 Fort James Corp. .............       1,628
        218 Kimberly Clark Corp. .........      12,208
         21 Mead Corp. ...................         734
         66 Molex, Inc. ..................       3,878
        108 Westvaco Corp. ...............       3,605
                                            ----------
                                                22,053
                                            ----------
            PAPER & FOREST PRODUCTS - 0.0%
         29 Champion International Corp. .       1,544
        205 International Paper Co. ......       8,764
         30 Willamette Industries, Inc. ..       1,204
                                            ----------
                                                11,512
                                            ----------
            PETROLEUM PRODUCTS - 0.0%
          3 Arch Coal, Inc. ..............          19
         11 Ashland, Inc. ................         368
        121 Baker Hughes, Inc. ...........       3,660
        166 Williams Cos., Inc. ..........       7,294
                                            ----------
                                                11,341
                                            ----------
            PETROLEUM RELATED - 0.0%
         75 Amerada Hess Corp. ...........       4,847
         27 Kerr-McGee Corp. .............       1,559
        196 Occidental Petroleum Corp. ...       4,067
         82 Rowan Cos., Inc. 1 ...........       2,414
         22 Sunoco, Inc. .................         602
                                            ----------
                                                13,489
                                            ----------
            PHARMACEUTICALS - 0.0%
         36 ALZA Corp. 1 .................       1,352
        198 Pharmacia & Upjohn, Inc. .....      11,732
                                            ----------
                                                13,084
                                            ----------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       45

Asset Management Portfolio III
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2000

   SHARES            DESCRIPTION               VALUE

            PHOTO EQUIPMENT & SUPPLIES - 0.0%
        161 Eastman Kodak Co. ............. $    8,744
                                            ----------
            PRINTING & PUBLISHING - 0.2%
         16 Deluxe Corp. ..................        424
         44 Donnelley (R.R.) & Sons Co. ...        921
         28 Dow Jones & Co., Inc. .........      2,011
        106 Gannett Co., Inc. .............      7,460
         63 Knight-Ridder, Inc. ...........      3,209
        120 McGraw-Hill Cos., Inc. ........      5,460
         58 New York Times Co. - Class A ..      2,490
        429 Time Warner, Inc. .............     42,900
         15 Times Mirror Co. - Class A ....      1,394
         81 Tribune Co. ...................      2,962
                                            ----------
                                                69,231
                                            ----------
            PROFESSIONAL SERVICES - 0.0%
         30 Ecolab, Inc. ..................      1,101
         75 H & R Block, Inc. .............      3,356
         13 Harcourt General, Inc. ........        484
        104 Interpublic Group of Cos., Inc.      4,914
         50 National Service Industries, Inc.    1,053
         40 Perkinelmer, Inc. .............      2,660
        113 Service Corp. International ...        339
                                            ----------
                                                13,907
                                            ----------
            RAILROADS - 0.0%
        170 Burlington Northern Santa Fe ..      3,761
        156 CSX Corp. .....................      3,666
         38 Kansas City Southern Industries,
              Inc. ........................      3,266
        158 Norfolk Southern Corp. ........      2,271
         94 Union Pacific Corp. ...........      3,678
                                            ----------
                                                16,642
                                            ----------
            RE-ENERGIZING AMERICA - 0.0%
         63 Young & Rubicam ...............      2,961
                                            ----------
            REAL ESTATE - 0.0%
        129 Pulte Corp. ...................      2,693
                                            ----------
            RETAIL - 0.8%
         56 Albertson's, Inc. .............      1,736
         81 Bed, Bath & Beyond, Inc. 1 ....      3,189
        103 Best Buy, Inc. 1 ..............      8,858
         65 Circuit City Stores, Inc. .....      3,957
        189 Consolidated Stores Corp. 1 ...      2,150
        206 Costco Wholesale Corp. 1 ......     10,828
         72 CVS Corp. .....................      2,705
         46 Dillard Department Stores, Inc.
              Class A .....................        756
        103 Dollar General Corp. ..........      2,768
        116 Federated Department Stores,
              Inc. 1 ......................      4,843
        344 Gap, Inc. .....................     17,136
         72 Great Atlantic & Pacific Tea Co.     1,404
        700 Hannaford Brothers, Co. .......     51,625

   SHARES            DESCRIPTION               VALUE

        107 J.C. Penney Co., Inc. .........      1,592
        205 Kmart Corp. 1 .................      1,986
         95 Kohls Corp. 1 .................      9,738
        347 Kroger Co. 1 ..................      6,094
        132 Limited, Inc. .................      5,561
         84 Longs Drug Stores, Inc. .......      1,911
         82 Lowe's Cos., Inc. .............      4,787
        111 May Department Stores Co. .....      3,164
         93 Nordstrom, Inc. ...............      2,744
        108 Rite Aid Corp. ................        594
        202 Safeway, Inc. 1 ...............      9,141
        219 Sears, Roebuck & Co. ..........      6,762
         68 Sherwin-Williams Co. ..........      1,492
         67 Tandy Corp. ...................      3,400
        174 Target Corp. ..................     13,007
        183 Toys `R' Us, Inc. 1 ...........      2,711
      1,640 Wal-Mart Stores, Inc. .........     91,020
        398 Walgreen Co. ..................     10,249
         61 Winn Dixie Stores, Inc. .......      1,186
                                            ----------
                                               289,094
                                            ----------
            STEEL - 0.0%
        284 Bethlehem Steel 1 .............      1,704
                                            ----------
            STORES OF VALUE - 0.1%
         82 Leggett & Platt, Inc. .........      1,763
        138 Office Depot, Inc. 1 ..........      1,596
      1,700 U.S. Foodservice, Inc. 1 ......     43,775
                                            ----------
                                                47,134
                                            ----------
            TELECOMMUNICATIONS - 0.9%
        147 ADC Telecommunications, Inc. 1.      7,920
        119 Alltel Corp. ..................      7,504
        114 Andrew Corp. 1 ................      2,608
      1,033 AT&T Corp. ....................     58,106
         42 Centurytel, Inc. ..............      1,559
        407 Comcast Corp. - Class A .......     17,654
         35 Comverse Technology 1 .........      6,615
         65 Corning, Inc. .................     12,610
        222 Global Crossing Ltd. 1 ........      9,088
         22 IPC Communications 1 ..........      4,532
        845 MCI WorldCom, Inc. 1 ..........     38,292
        375 MediaOne Group 1 ..............     30,375
         43 Netoptix Corp. ................      7,385
        164 Nextel Communications, Inc. -
              Class A 1 ...................     24,313
         44 Ortel Corp. ...................      8,258
        211 Qualcomm, Inc. 1 ..............     31,505
        525 Sprint Corp. ..................     33,075
        347 Sprint PCS Group 1 ............     22,663
        185 Tellabs, Inc. 1 ...............     11,652
        214 Viacom, Inc. - Class B 1 ......     11,289
                                            ----------
                                               347,003
                                            ----------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       46

Asset Management Portfolio III
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2000

   SHARES            DESCRIPTION               VALUE

            THE UBIQUITOUS SEMICONDUCTOR - 0.0%
         80 Linear Technology Corp. .......  $   4,400
         97 Teradyne, Inc. 1 ..............      7,978
                                            ----------
                                                12,378
                                            ----------
            TIRE & RUBBER - 0.0%
         32 Cooper Tire & Rubber Co. ......        402
         30 Goodrich (B.F.) Co. ...........        861
                                            ----------
                                                 1,263
                                            ----------
            TOBACCO - 0.1%
         52 Fortune Brands, Inc. ..........      1,300
        863 Philip Morris Cos., Inc. ......     18,231
        138 UST, Inc. .....................      2,156
                                            ----------
                                                21,687
                                            ----------
            TRUCKING, SHIPPING - 0.0%
        151 Fedex Corp. ...................      5,889
         27 Ryder Systems, Inc. ...........        613
                                            ----------
                                                 6,502
                                            ----------
            UTILITY - ELECTRIC - 0.3%
         97 AES Corp. 1 ...................      7,639
         37 Ameren Corp. ..................      1,145
         63 American Electric Power Co. ...      1,878
         53 Carolina Power & Light Co. ....      1,719
         79 Central & South West Corp. ....      1,348
         50 Cinergy Corp. .................      1,075
         96 CMS Energy ....................      1,740
        125 Consolidated Edison, Inc. .....      3,625
         86 Constellation Energy Group, Inc.     2,741
         85 Dominion Resource .............      3,267
         84 DTE Energy Co. ................      2,436
        141 Duke Power Co. ................      7,403
        194 Edison International, Inc. ....      3,213
        161 Entergy Corp. .................      3,250
        161 FirstEnergy Corp. .............      3,321
         86 Florida Progress Corp. ........      3,945
         93 FPL Group, Inc. ...............      4,284
         32 GPU, Inc. .....................        876
         28 New Century Energies, Inc. ....        842
         78 Niagara Mohawk Power Corp. 1 ..      1,053
         64 Northern States Power Co. .....      1,272
        121 PECO Energy ...................      4,462
        193 PG&E Corp. ....................      4,053
         16 Pinnacle West Capital Corp. ...        451
         95 PPL Corp. .....................      1,989
        115 Public Service Enterprise Group,
              Inc. ........................      3,407
        105 Reliant Energy ................      2,461
        311 Southern Co. ..................      6,764
         98 Texas Utilities Co. ...........      2,909
        109 Unicom Corp. ..................      3,979
        100 United Water Resources, Inc. ..      3,475
                                            ----------
                                                92,022
                                            ----------

 PRINCIPAL
  AMOUNT/
   SHARES            DESCRIPTION               VALUE

            UTILITY - GAS, NATURAL GAS - 0.1%
        127 Coastal Corp. .................      5,842
         25 Columbia Energy Group .........      1,481
         79 El Paso Energy Corp. ..........      3,190
        288 Enron Corp. ...................     21,564
         42 NICOR, Inc. ...................      1,383
         43 ONEOK, Inc. ...................      1,075
         40 People's Energy Corp. .........      1,098
         85 Sempra Energy .................      1,424
                                            ----------
                                                37,057
                                            ----------
            UTILITY - TELEPHONE - 0.6%
        533 Bell Atlantic Corp. ...........     32,580
        666 BellSouth Corp. ...............     31,302
        293 GTE Corp. .....................     20,803
      1,077 Lucent Technologies, Inc. .....     65,428
      1,355 SBC Communications, Inc. ......     56,910
        237 U.S. West, Inc. ...............     17,212
                                            ----------
                                               224,235
                                            ----------
TOTAL COMMON STOCKS
   (Cost $4,059,766) ......................  4,976,035
                                            ----------

            NON-CONVERTIBLE CORPORATE
            DEBT - 9.9%
            AEROSPACE - 0.9%
 $  350,000 Raytheon Co., 5.70%, 11/1/03 ..    327,389
                                            ----------
            BANKS - 2.4%
    255,000 First Union Capital II,
              7.95%, 11/15/29 .............    245,206
    130,000 First Union National, 6.50%,
              12/1/28 .....................    105,625
    365,000 FleetBoston Financial Corp.,
              8.625%, 1/15/07 .............    381,668
    165,000 Republic New York, 9.70%,
              2/1/09 ......................    184,667
                                            ----------
                                               917,166
                                            ----------
            FINANCIAL SERVICES - 3.7%
    400,000 Allstate Corp., 7.20%, 12/1/09     383,312
    110,000 American Express Master Trust,
              5.375%, 7/15/01 .............    109,390
    350,000 Bear Stearns Co., 7.625%,
              12/7/09 .....................    341,590
    115,000 Farmers Insurance Exchange,
              8.625%, 5/1/24b .............    117,655
    150,000 Ford Motor Credit Co., 6.55%,
              9/10/02 .....................    147,377
    350,000 Frank Russell Co., 5.625%,
              1/15/09 .....................    305,715
                                            ----------
                                             1,405,039
                                            ----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                       47

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Asset Management Portfolio III
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2000

  PRINCIPAL
    AMOUNT           DESCRIPTION               VALUE

            INDUSTRIAL - 1.8%
 $  500,000 Air 2 US, 8.027%, 10/1/19 b ... $  500,618
            Archstone Communities,
     35,000   6.37%, 10/15/01 .............     34,200
    110,000   7.00%, 10/29/01 .............    108,421
     50,000 Prologis Trust, 6.70%, 4/15/04      47,626
                                            ----------
                                               690,865
                                            ----------
            UTILITY - ELECTRIC - 1.1%
    325,000 Enogex, Inc., 8.125%, 1/15/10 .    328,309
     75,000 Potomac Edison, 8.00%, 6/1/24 .     74,030
                                            ----------
                                               402,339
                                            ----------
TOTAL NON-CONVERTIBLE CORPORATE DEBT
   (Cost $3,798,710)                         3,742,798
                                            ----------
            ASSET-BACKED SECURITIES - 11.0%
    320,000 American Express Master Trust,
              7.85%, 8/15/05 ..............    327,218
    370,000 Americredit Automobile Receivables
              Trust ,5.88%, 12/12/05 ......    360,360
    855,000 Citibank Credit Card Master
              Trust I, 6.65%, 11/15/06 ....    834,843
            Conseco Finance,
    320,000   7.80%, 5/15/20 ..............    322,802
    430,000   7.60%, 12/15/29 .............    429,280
    250,000 Felco Funding II, 7.72%, 12/15/05b 250,625
            Green Point Manufactured Housing,
    480,000   6.01%, 8/15/15 ..............    465,583
    430,000   7.33%, 8/15/20 ..............    425,302
    350,000 Key Auto Finance, 5.83%, 1/15/07   340,401
     65,000 MBNA Master Credit Card Trust,
              7.00%, 2/15/12 ..............     64,047
    341,000 Union Acceptance Corp.,
              5.64%, 5/8/06 ...............    328,906
                                            ----------
TOTAL ASSET-BACKED SECURITIES
   (Cost $4,143,409) ......................  4,149,367
                                            ----------

  PRINCIPAL
    AMOUNT           DESCRIPTION               VALUE

            COLLATERALIZED MORTGAGE OBLIGATIONS - 3.9%
    348,615 Bear Stearns Commercial Mortgage
              Securities, 7.64%, 2/15/09 ..    351,826
    450,000 Chase Mortgage Finance Corp.,
              6.75%, 10/25/28 .............    417,592
            Norwest Asset Securities Corp.,
    250,000   6.50%, 3/26/29 ..............    227,114
    480,000   7.25%, 12/25/29 .............    465,382
                                            ----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
   (Cost $1,453,265) ......................  1,461,914
                                            ----------
            FOREIGN DEBT - 0.6%
    100,000 Kingdom of Sweden,
              12.00%, 2/1/10 ..............    135,556
     80,000 New Zealand Government,
              10.625%, 11/15/05 ...........     93,875
                                            ----------
TOTAL FOREIGN DEBT
   (Cost $240,745) ........................    229,431
                                            ----------
            MUNICIPAL BONDS - 6.4%
    245,000 Delaware RIver Port Authority
              PA&NJ, 7.27%, 1/1/07 ........    243,803
    505,000 Harrisburg, PA Housing Corp.
              Mortgage Revenue, 10.00%,
              7/15/24 .....................    536,026
    260,000 Hillsborough County, FLFuel Tax
              Revenue, 6.00%, 12/1/11 .....    231,478
    295,000 Lansing, MI Board Water & Light
              Water Supply, Series B,
              7.30%, 7/1/06 ...............    294,000
            Multnomah County, OR,
    185,000   7.20%, 6/1/10 ...............    181,202
    210,000   7.25%, 6/1/11 ...............    206,045
    215,000 Ross County, OH Water Co., Inc.
              Water Revenue, 8.25%, 8/1/25     223,540
    235,000 Suburban Hospital Healthcare
              Systems, Inc., 7.865%, 2/15/27   244,807
    290,000 Virginia State Housing
              Development Authority,
              Series A, 6.51%, 5/1/19 .....    258,315
                                            ----------
TOTAL MUNICIPAL BONDS
   (Cost $2,409,779) ......................  2,419,216
                                            ----------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       48

Asset Management Portfolios

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2000

  PRINCIPAL
   AMOUNT            DESCRIPTION               VALUE

            U.S. GOVERNMENT AND AGENCIES - 8.2%
 $  978,920 FGLMC, 6.50%, 7/1/29 .......... $  919,491
  1,090,251 FHLMC, 7.00%, 6/1/09 ..........  1,074,044
    418,157 FHLMC, 6.00%, 3/15/29 .........    387,588
    375,000 FNMA Pool #382140, 7.03%,
              1/25/07 .....................    369,866
    343,181 FNMA Pool #323194, 6.361%,
              7/1/08 ......................    325,097
                                            ----------
TOTAL U.S. GOVERNMENT AND AGENCIES
   (Cost $3,127,011) ......................  3,076,086
                                            ----------
            U.S. TREASURY SECURITIES - 11.3%
  1,571,000 U.S. Treasury Bond, 8.125%,
              8/15/19 .....................  1,909,747
  1,620,000 U.S. Treasury Note, 6.625%,
              3/31/02 .....................  1,623,038
    115,000 U.S. Treasury Note, 6.00%,
              8/15/09 .....................    113,563
    568,000 U.S. Treasury Note, 7.875%,
              11/15/04 ....................    601,725
                                            ----------
TOTAL U.S. TREASURY SECURITIES
   (Cost $4,148,568) ......................  4,248,073
                                            ----------

  PRINCIPAL
   AMOUNT/
   SHARES            DESCRIPTION               VALUE

            SHORT-TERM INSTRUMENTS - 31.7%
            MUTUAL FUND - 14.2%
  5,345,960 Institutional Cash Management
              Fund ....................... $ 5,345,960
                                            ----------
            U.S. TREASURY SECURITIES - 17.5%c
 $  100,000 U.S. Treasury Bill, 5.05%,
              4/6/00 a ....................     99,957
    500,000 U.S. Treasury Bill, 5.10%,
              4/6/00 a ....................    499,783
     70,000 U.S. Treasury Bill, 5.13%,
              4/6/00 a ....................     69,970
     20,000 U.S. Treasury Bill, 5.30%,
              4/6/00 a ....................     19,991
     10,000 U.S. Treasury Bill, 5.34%,
              4/6/00 a ....................      9,996
  6,000,000 U.S. Treasury Bill, 5.77%,
              6/22/00 .....................  5,924,400
                                            ----------
                                             6,624,097
                                            ----------
TOTAL SHORT-TERM INSTRUMENTS
   (Cost $11,969,196) ..................... 11,970,057
                                            ----------
TOTAL INVESTMENTS
   (Cost $35,350,449) .............  96.2% $36,272,977
OTHER ASSETS IN EXCESS OF
  LIABILITIES .....................   3.8    1,418,557
                                    -----  -----------
NET ASSETS ........................ 100.0% $37,691,534
                                    =====  ===========

--------------------------------------------------------------------------------

(1)Non-income producing security for the year ended March 31, 2000.

(a)Held as collateral by broker for futures contracts.

(b)Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutions.

The following abbreviations are used in the portfolio description:
FNMA   --  Federal National Mortgage Association
FGLMC  --  Federal Government Loan Mortgage Corporation
FHLMC  --  Federal Home Loan Mortgage Corporation

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       49

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--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES March 31, 2000

                                                                                 AS OF MARCH 31, 2000
                                                                                  ASSET MANAGEMENT
                                                                        I               II               III

ASSETS
   Investments, at Value1 ......................................   $714,387,124     $ 95,866,633     $36,272,977
   Foreign Cash2 ...............................................     20,395,217        2,973,099       1,246,834
   Receivable for Securities Sold ..............................      6,589,620          629,304         289,591
   Dividend and Interest Receivable ............................      3,776,079          643,210         318,944
   Unrealized Appreciation on Forward Currency
      Exchange Contracts .......................................          3,225            8,973           7,379
                                                                   ------------     ------------     -----------
Total Assets ...................................................    745,151,265      100,121,219      38,135,725
                                                                   ------------     ------------     -----------
LIABILITIES
   Due to Bankers Trust ........................................        406,620           48,806           7,700
   Payable for Securities Purchased ............................      7,278,819          620,087         241,450
   Accrued Expenses and Other ..................................         21,384           48,268          18,304
   Unrealized Depreciation on Forward Currency
      Exchange Contracts .......................................        743,473           83,985          19,758
   Variation Margin Payable (Domestic) .........................        221,575           71,016          27,653
   Variation Margin Payable (Foreign) ..........................      3,462,059          421,215         129,326
                                                                   ------------     ------------     -----------
Total Liabilities ..............................................     12,133,930        1,293,377         444,191
                                                                   ------------     ------------     -----------
NET ASSETS .....................................................   $733,017,335     $ 98,827,842     $37,691,534
                                                                   ============     ============     ===========
COMPOSITION OF NET ASSETS
   Paid-in Capital .............................................   $676,020,210     $ 93,786,277     $37,131,080
   Net Unrealized Appreciation on Investments, Foreign Currencies,
     Forward Foreign Currency and Futures Contracts ............     56,997,125        5,041,565         560,454
                                                                   ------------     ------------     -----------
NET ASSETS .....................................................   $733,017,335     $ 98,827,842     $37,691,534
                                                                   ============     ============     ===========

--------------------------------------------------------------------------------

1  Cost of $652,792,471, $89,695,802, and $35,350,449, respectively.
2  Foreign cash has a cost basis of  $20,500,812,  $2,998,226,  and  $1,250,176, respectively.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       50
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--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

                                                                          FOR THE YEAR ENDED MARCH 31, 2000
                                                                                 ASSET MANAGEMENT
                                                                        I               II               III

INVESTMENT INCOME
   Dividends(1) ................................................   $ 7,751,110       $1,230,078       $  455,466
   Interest ....................................................    16,017,075        2,545,026        1,534,536
                                                                   -----------       ----------       ----------
   Total Investment Income .....................................    23,768,185        3,775,104        1,990,002
                                                                   -----------       ----------       ----------
EXPENSES
   Advisory Fees ...............................................     4,697,424          608,367          280,885
   Administration and Services Fees ............................       722,681           93,595           43,213
   Professional Fees ...........................................        41,036           34,702           32,620
   Trustees Fees ...............................................         4,964            5,714            5,161
   Miscellaneous ...............................................         5,894            3,258            5,433
                                                                   -----------       ----------       ----------
Total Expenses .................................................     5,471,999          745,636          367,312
Less: Fee Waivers or Expense Reimbursements ....................    (1,135,915)        (184,067)        (108,034)
                                                                   -----------       ----------       ----------
Net Expenses ...................................................     4,336,084          561,569          259,278
                                                                   -----------       ----------       ----------
NET INVESTMENT INCOME ..........................................    19,432,101        3,213,535        1,730,724
                                                                   -----------       ----------       ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FOREIGN CURRENCIES, FORWARD FOREIGN CURRENCY
  AND FUTURES CONTRACTS
   Net Realized Gain (Loss) from:
      Investment Transactions ..................................    54,998,092        2,478,330          569,275
      Foreign Currency Transactions ............................    (4,527,195)        (697,516)          26,210
      Forward Foreign Currency Transactions ....................    (1,828,841)        (223,635)        (373,280)
      Futures Transactions .....................................    26,691,042        4,443,119          933,270
   Net Change in Unrealized Appreciation/Depreciation on
      Investments, Foreign Currencies, Forward Foreign
        Currency and Futures Contracts .........................    (1,499,042)         597,641         (563,440)
                                                                   -----------       ----------       ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FOREIGN
   CURRENCIES, FORWARD FOREIGN CURRENCY AND
   FUTURES CONTRACTS ...........................................    73,834,056        6,597,939          592,035
                                                                   -----------       ----------       ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS .....................   $93,266,157       $9,811,474       $2,322,759
                                                                   ===========       ==========       ==========

--------------------------------------------------------------------------------

1 Net of foreign withholding tax of $39,485, $3,377 and $663, respectively.

                       See Notes to Financial Statements.
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--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

ASSET MANAGEMENT

                                                                                FOR THE YEARS ENDED MARCH 31,
                                                                                   2000                 1999

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

   Net Investment Income ..................................................  $  19,432,101         $  19,717,061
   Net Realized Gain from Investments, Foreign Currencies,
      Forward Foreign Currency and Futures Transactions ...................     75,333,098            30,887,338
   Net Change in Unrealized Appreciation/Depreciation on Investments, Foreign
      Currencies, Forward Foreign Currency and Futures Contracts ..........     (1,499,042)           29,150,269
                                                                             -------------         -------------
Net Increase in Net Assets from Operations ................................     93,266,157            79,754,668
                                                                             -------------         -------------
CAPITAL TRANSACTIONS

   Proceeds from Capital Invested .........................................    204,062,057           419,617,422
   Value of Capital Withdrawn .............................................   (268,438,376)         (444,617,015)
                                                                             -------------         -------------
Net Decrease in Net Assets from Capital Transactions ......................    (64,376,319)          (24,999,593)
                                                                             -------------         -------------
TOTAL INCREASE IN NET ASSETS ..............................................     28,889,838            54,755,075
NET ASSETS

   Beginning of Year ......................................................    704,127,497           649,372,422
                                                                             -------------         -------------
   End of Year ............................................................  $ 733,017,335         $ 704,127,497
                                                                             =============         =============

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

ASSET MANAGEMENT II

                                                                                FOR THE YEARS ENDED MARCH 31,
                                                                                 2000                 1999
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net Investment Income ..................................................  $  3,213,535        $   2,753,269
   Net Realized Gain from Investments, Foreign Currencies,
     Forward Foreign Currency and Futures Transactions ....................     6,000,298            3,365,055
   Net Change in Unrealized Appreciation/Depreciation on Investments,
     Foreign Currencies, Forward Foreign Currency and Futures Contracts ...       597,641            2,598,490
                                                                             ------------        -------------
Net Increase in Net Assets from Operations ................................     9,811,474            8,716,814
                                                                             ------------        -------------
CAPITAL TRANSACTIONS
   Proceeds from Capital Invested .........................................    55,724,885           75,687,875
   Value of Capital Withdrawn .............................................   (44,447,177)        (101,737,559)
                                                                             ------------        -------------
Net Increase (Decrease) in Net Assets from Capital Transactions ...........    11,277,708          (26,049,684)
                                                                             ------------        -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ...................................    21,089,182          (17,332,870)
NET ASSETS
   Beginning of Year ......................................................    77,738,660           95,071,530
                                                                             ------------        -------------
   End of Year ............................................................  $ 98,827,842        $  77,738,660
                                                                             ============        =============

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       53

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--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

ASSET MANAGEMENT III

                                                                                FOR THE YEARS ENDED MARCH 31,
                                                                                 2000                 1999
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net Investment Income ..................................................  $  1,730,724         $  2,263,408
   Net Realized Gain from Investments, Foreign Currencies, Forward
     Foreign Currency and Futures Transactions ............................     1,155,475            1,786,567
   Net Change in Unrealized Appreciation/Depreciation on Investments,
Foreign Currencies, Forward Foreign Currency and Futures Contracts ........      (563,440)             551,176
                                                                             ------------         ------------
Net Increase in Net Assets from Operations ................................     2,322,759            4,601,151
                                                                             ------------         ------------
CAPITAL TRANSACTIONS
   Proceeds from Capital Invested .........................................    29,758,416           63,588,410
   Value of Capital Withdrawn .............................................   (38,887,680)         (73,090,682)
                                                                             ------------         ------------
Net Decrease in Net Assets from Capital Transactions ......................    (9,129,264)          (9,502,272)
                                                                             ------------         ------------
TOTAL DECREASE IN NET ASSETS ..............................................    (6,806,505)          (4,901,121)
NET ASSETS
   Beginning of Year ......................................................    44,498,039           49,399,160
                                                                             ------------         ------------
   End of Year ............................................................  $ 37,691,534         $ 44,498,039
                                                                             ============         ============


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
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

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Contained below are selected supplemental data and ratios to average net assets for the periods indicated for the Asset Management Portfolios.

ASSET MANAGEMENT PORTFOLIO
                                                                       FOR THE YEARS ENDED MARCH 31,
                                                               2000       1999       1998      1997      1996

SUPPLEMENTAL DATA AND RATIOS:
Net Assets, End of Year (000s omitted) ...................  $733,017   $704,127   $649,372  $348,539  $240,142
Ratios to Average Net Assets:
   Net Investment Income .................................      2.69%      2.91%      2.97%     3.12%    3.99%
   Expenses After Waivers ................................      0.60%      0.60%      0.60%     0.60%    0.60%
   Expenses Before Waivers ...............................      0.76%      0.76%      0.76%     0.76%    0.77%
Portfolio Turnover Rate ..................................       222%       109%       199%      137%     154%

ASSET MANAGEMENT PORTFOLIO II
                                                                       FOR THE YEARS ENDED MARCH 31,
                                                               2000       1999       1998      1997      1996

SUPPLEMENTAL DATA AND RATIOS:
Net Assets, End of Year (000s omitted) ...................   $98,828    $77,739    $95,072   $61,776  $51,400
Ratios to Average Net Assets:
   Net Investment Income .................................      3.43%      3.15%      3.71%     3.87%    4.55%
   Expenses After Waivers ................................      0.60%      0.60%      0.60%     0.60%    0.60%
   Expenses Before Waivers ...............................      0.79%      0.81%      0.78%     0.80%    0.80%
Portfolio Turnover Rate ..................................       273%       202%       275%      209%     208%


 ASSET MANAGEMENT PORTFOLIO III
                                                                       FOR THE YEARS ENDED MARCH 31,
                                                               2000       1999       1998      1997      1996

SUPPLEMENTAL DATA AND RATIOS:
Net Assets, End of Year (000s omitted) ...................   $37,692    $44,498    $49,399   $32,542  $28,869
Ratios to Average Net Assets:
   Net Investment Income .................................      4.02%      3.97%      4.45%     4.64%    5.04%
   Expenses After Waivers ................................      0.60%      0.60%      0.60%     0.60%    0.60%
   Expenses Before Waivers ...............................      0.85%      0.83%      0.81%     0.83%    0.82%
Portfolio Turnover Rate ..................................       354%       344%       389%      307%     221%

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       55

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

A. ORGANIZATION
Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio III (each a "Portfolio," and collectively, the "Portfolios") are registered under the Investment Company Act of 1940 ("the Act"), as amended, as open-end management investment companies. Asset Management Portfolios II and III are part of BT Investment Portfolios.The Portfolios were organized and began operations as follows:

                          ORGANIZATION          BEGAN
PORTFOLIO                     DATE            OPERATIONS
---------                 -------------   ---------------
Asset Management           June 9, 1992   November 16, 1993
Asset Management II    October 28, 1992   October 14, 1993
Asset Management III   October 28, 1992   October 15, 1993

The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolios.

B. SECURITY VALUATION
The Portfolios' investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on closing price. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. SECURITY TRANSACTIONS AND INTEREST INCOME
Security transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the security and foreign currency transactions of the Portfolios are allocated pro rata among the investors in the Portfolios at the time of such determination.

D. TBA PURCHASE COMMITMENTS
The Portfolio may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

E. FOREIGN CURRENCY TRANSACTIONS
The books and records of the Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio III are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

F. FORWARD FOREIGN CURRENCY CONTRACTS
Each Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Portfolio's investments. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statements of Operations may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

G. OPTION CONTRACTS
Each Portfolio may enter into option contracts. Upon the purchase of a put option or a call option by a Portfolio, the premium paid is recorded as an investment and marked-to-market daily to reflect the current market value. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are

--------------------------------------------------------------------------------
                                       56

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Asset Management Portfolios

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

greater or less than the cost of the option. When the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

H. FUTURES CONTRACTS
Each Portfolio may enter into financial futures contracts, which are contracts to buy a standard quantity of securities at a specified price on a future date. Each Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.

Futures contracts involve certain risks. These risks could include a lack of correlation between the futures contract and the corresponding securities market, a potential lack of liquidity in the secondary market and incorrect assessments of market trends which may result in poorer overall performance than if a futures contract had not been entered into.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

I. FEDERAL INCOME TAXES
Each Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

J. OTHER
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- FEES AND TRANSACTIONS WITH AFFILIATES
The Portfolios have entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"), an indirect wholly owned subsidiary of Deutsche Bank A.G. Under this agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to each of the Portfolios in return for a fee computed daily and paid monthly at an annual rate of .10% of the Portfolios' average daily net assets.

The Portfolios have entered into an Advisory Agreement with Bankers Trust. Under this agreement, the Portfolios pay Bankers Trust a fee computed daily and paid monthly at an annual rate of .65% of each Portfolios' average daily net assets.

Bankers Trust has contractually agreed to waive its fees through July 31, 2001 and reimburse expenses of each Portfolio, to the extent necessary, to limit all expenses to .60% of the average daily net assets of each Portfolio.

The Portfolios may invest in the Institutional Cash Management Fund (the "Cash Management Fund"), an open-end management investment company managed by Bankers Trust. The Cash Management Fund is offered as a cash management option to the Portfolio and other accounts managed by Bankers Trust. At March 31, 2000, the Asset Management, Asset Management II, and Asset Management III Portfolios had dividend income receivable from the Fund in the amounts of $330,657, $41,255, and $18,734, respectively. Additionally, distributions from the Cash Management Fund to the Portfolio as of March 31, 2000 are included in dividend income and summarized as follows:

   $3,337,345            Asset Management
   $  840,080            Asset Management II
   $  361,069            Asset Management III

The following summarizes the purchase and sales of the Institutional Cash Management Fund for each respective portfolio during the year ended March 31, 2000.

PORTFOLIO                  PURCHASES           SALES
Asset Management         $296,831,614     $235,656,205
Asset Management II        68,271,766       73,616,595
Asset Management III       39,043,022       45,535,334

At March 31, 2000, the Portfolios were participants with other affiliated entities in a revolving credit facility in the amount of $150,000,000, which expires April 29, 2000. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and

--------------------------------------------------------------------------------
                                       57

Asset Management Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

apportioned among all participants, based on net assets. No amounts were drawn down or outstanding for these Portfolios under the credit facility for the year ended March 31, 2000. Subsequent to March 31, 2000, the revolving credit facility was renewed and increased to $200,000,000, which expires April 27, 2001.

NOTE 3--PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended March 31, 2000, were as follows:

PORTFOLIO                  PURCHASES           SALES
Asset Management ....  $1,184,370,725    $1,047,124,300
Asset Management II .     186,747,677       164,201,833
Asset Management III       87,127,045        84,886,594

For federal income tax purposes, the tax basis of investments held at March 31, 2000, were as follows:

PORTFOLIO                                COST-TAX BASIS
Asset Management ....                     $657,116,566
Asset Management II .                       90,391,567
Asset Management III                        35,645,877

The aggregate gross unrealized appreciation and depreciation for all investments as of March 31, 2000, were as follows:

PORTFOLIO                APPRECIATION     DEPRECIATION
Asset Management ....     $80,908,466     $23,637,908
Asset Management II .       8,158,547       2,683,481
Asset Management III        1,339,820         712,720

--------------------------------------------------------------------------------
                                       58

Asset Management Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 4--FUTURES CONTRACTS

A summary of obligations under these financial instruments at March 31, 2000 is as follows:

                           ASSET MANAGEMENT PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
                                                                                                       UNREALIZED
                                                                                                      APPRECIATION/
TYPE OF FUTURES                   EXPIRATION         CONTRACTS     POSITION       MARKET VALUE       (DEPRECIATION)
-----------------------        -----------------     ---------     --------      --------------      --------------
S&P 500 Index Futures            June 16, 2000         (179)          Short      $(67,809,675)       $(4,343,211)
S&P 500 Index Futures            June 16, 2000          123           Long         46,595,475          3,775,391
U.S. Treasury Note Futures       June 22, 2000         (690)          Short       (67,673,820)        (2,237,098)
Milan Stock Exchange Futures     June 19, 2000          151           Long         33,370,030         (1,937,126)
DAX Index Futures                June 16, 2000          179           Long         32,514,532           (720,349)
TokyoPrice Index Futures         June 14, 2000          108           Long         17,950,868            729,079
Toronto Stock Exchange
  60 Index Futures               June 16, 2000          215           Long         17,135,962            971,557
----------------------------                        -------                    --------------     --------------
Total                                                   (93)                     $ 12,083,372        $(3,761,757)
                                                    =======                    ==============     ==============

                          ASSET MANAGEMENT PORTFOLIO II
--------------------------------------------------------------------------------------------------------------------
                                                                                                       UNREALIZED
                                                                                                      APPRECIATION/
TYPE OF FUTURES                   EXPIRATION         CONTRACTS     POSITION       MARKET VALUE       (DEPRECIATION)
-----------------------        -----------------     ---------     --------      --------------      --------------
S&P 500 Index Futures            June 16, 2000          (29)          Short      $(10,985,925)       $  (959,349)
S&P 500 Index Futures            June 16, 2000           11           Long          4,167,075            331,126
U.S. Treasury Note Futures       June 22, 2000          (81)          Short        (7,944,328)          (322,587)
Milan Stock Exchange Futures     June 19, 2000           18           Long          3,977,892           (236,294)
DAX Index Futures                June 16, 2000           21           Long          3,814,561            (84,510)
TokyoPrice Index Futures         June 14, 2000           13           Long          2,160,753             87,760
Toronto Stock Exchange
  60 Index Futures               June 16, 2000           34           Long          2,709,873            153,642
----------------------------                          -----                      ------------        -----------
Total                                                   (13)                     $ (2,100,099)       $(1,030,212)
                                                      =====                      ============        ===========

                         ASSET MANAGEMENT PORTFOLIO III
--------------------------------------------------------------------------------------------------------------------
                                                                                                       UNREALIZED
                                                                                                      APPRECIATION/
TYPE OF FUTURES                   EXPIRATION         CONTRACTS     POSITION       MARKET VALUE       (DEPRECIATION)
-----------------------        -----------------     ---------     --------      --------------      --------------
S&P 500 Index Futures            June 16, 2000          (11)          Short       $(4,167,075)         $(363,891)
S&P 500 Index Futures            June 16, 2000            2           Long            757,650             61,123
U.S. Treasury Note Futures       June 22, 2000          (13)          Short        (1,275,014)           (51,774)
Milan Stock Exchange Futures     June 19, 2000            4           Long            883,976            (52,553)
DAX Index Futures                June 16, 2000            7           Long          1,271,520            (28,170)
TokyoPrice Index Futures         June 14, 2000            4           Long            664,847             26,852
Toronto Stock Exchange
  60 Index Futures               June 16, 2000           13           Long          1,036,128             58,745
Mini S&P 500 Index Futures       June 16, 2000            1           Long             75,765              3,032
----------------------------                           ----                       -----------          ---------
Total                                                     7                       $  (752,203)         $(346,636)
                                                  =========                       ===========          =========


At March 31, 2000, the Portfolios have sufficient securities to cover margin requirements on open futures contracts.

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                                       59

Asset Management Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 5--OPEN FORWARD FOREIGN CURRENCY CONTRACTS

A summary of obligations under these financial instruments at March 31, 2000 is as follows:

                           ASSET MANAGEMENT PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
                                                                                                  NET UNREALIZED
                                                                                                   APPRECIATION/
CONTRACTS TO DELIVER                 IN EXCHANGE FOR            SETTLEMENT DATE   VALUE (US$)  DEPRECIATION (US$)
---------------------------------------------------------------------------------------------------------------------------
Purchases
---------------------------------------------------------------------------------------------------------------------------
Euro Dollar    52,734,000            U.S. Dollars $51,150,261      4/6/2000       $50,410,013       $(740,248)
---------------------------------------------------------------------------------------------------------------------------
                                                            Total Net Unrealized Depreciation       $(740,248)
---------------------------------------------------------------------------------------------------------------------------


                          ASSET MANAGEMENT PORTFOLIO II
-----------------------------------------------------------------------------------------------------------------
                                                                                                    UNREALIZED
                                                                                                   APPRECIATION/
CONTRACTS TO DELIVER                 IN EXCHANGE FOR            SETTLEMENT DATE   VALUE (US$)  DEPRECIATION (US$)
-----------------------------------------------------------------------------------------------------------------
Purchases
-----------------------------------------------------------------------------------------------------------------
Euro Dollar     6,189,000            U.S. Dollars $6,000,236       4/6/2000        $5,916,251        $(83,985)
-----------------------------------------------------------------------------------------------------------------
Japanese Yen   23,006,000            U.S. Dollars $  214,973       4/6/2000           223,946           8,973
                                                                Total Unrealized Depreciation        $(75,012)
-----------------------------------------------------------------------------------------------------------------


                         ASSET MANAGEMENT PORTFOLIO III
-----------------------------------------------------------------------------------------------------------------
                                                                                                    UNREALIZED
                                                                                                   APPRECIATION/

CONTRACTS TO DELIVER                 IN EXCHANGE FOR            SETTLEMENT DATE   VALUE (US$)  DEPRECIATION (US$)
-----------------------------------------------------------------------------------------------------------------
Purchases
-----------------------------------------------------------------------------------------------------------------
Euro Dollar     1,456,000            U.S. Dollars $1,411,592       4/6/2000        $1,391,834        $(19,758)
-----------------------------------------------------------------------------------------------------------------
Japanese Yen   18,919,000            U.S. Dollars $  176,783       4/6/2000           184,162           7,379
                                                                Total Unrealized Depreciation        $(12,379)
-----------------------------------------------------------------------------------------------------------------



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                                       60

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Asset Management Portfolios
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Holders of Beneficial
Interest of the Asset Management Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio III (hereafter referred to as the "Portfolios") at March 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Baltimore, Maryland
May 5, 2000

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                                       61

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[THIS PAGE INTENTIONALLY LEFT BLANK]

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to us at:

                                    DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                                    P.O. BOX 219210
                                    KANSAS CITY, MO 64121-9210

or call our toll-free number:       1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

BT Investment Lifecycle Long Range Fund     Long Range        CUSIP #055922843

BT Investment Lifecycle Mid Range Fund      Mid Range    CUSIP #055922835
BT Investment Lifecycle Short Range Fund    Short Range  CUSIP #055922827
BT INVESTMENT FUNDS                         COMBLIFEANN (3/00)

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